Exhibit 99.1

. Mack-Cali Realty Corporation Supplemental Operating and Financial Data 4Q 2019

Table of Contents Company Highlights Page 4 6 7 11 21 25 26 ▪ Company Overview Key Financial Metrics Net Asset Value Financial Schedules Debt Statistics Unconsolidated Joint Ventures Transaction Activity ▪ ▪ ▪ Building 9 at Port Imperial-Weehawken, NJ (In-Construction) ▪ ▪ ▪ ▪ Office Portfolio ▪ Property Listing Office Operating Schedules 28 30 ▪ ▪ The Charlotte - Jersey City, NJ (In-Construction) Roseland Residential Portfolio ▪ Roseland Operating Schedules Financial Statements 36 41 ▪ ▪ This Supplemental Operating and Financial Data should be read in connection with the company’s forth quarter 2019 earnings press release (included as Exhibit 99.2 of the company’s Current Report on Form 8-K, filed on February 26, 2020) as certain disclosures, definitions and reconciliations in such announcement have not been included in this Supplemental Operating and Financial Data. Harborside 2 & 3 - Jersey City, NJ 4Q 2019 2

Company Highlights 4Q 2019 3

Company Overview

Corporate Profile

Mack-Cali (CLI) is a fully integrated REIT with a dual asset platform comprised of core waterfront office and residential holdings. We are geographically focused on the high barrier-to-entry Hudson River waterfront targeting cash flow growth through all economic cycles.

Company Objectives

Mack-Cali's office portfolio strives to achieve the highest possible rents in select markets with a continuous focus on improving the quality of our portfolio.

Mack-Cali's residential portfolio, via our Roseland Residential platform, is a market-leading residential developer and owner of class A properties. We have experienced and expect continued growth and cash flow contribution from our residential holdings as our development pipeline of active construction projects and planned starts is put into service.


mod cup

District Kitchen, Harborside 2 & 3
Jersey City, NJ

Key Statistics	4Q 2019	3Q 2019
Company		
Market Capitalization	$5.7 billion	$5.9 billion
Net Asset Value (Midpoint)	$3.4 billion	$3.4 billion
Core FFO	$44.1 million	$38.2 million
Core FFO Per Diluted Share	$0.44	$0.38
AFFO	$26.2 million	$20.5 million
Office Portfolio		
Square Feet of Office Space	10.5 million	11.4 million
Consolidated In-Service Properties	40	43
% Leased Office (Excl. Non-Core)	80.7%	80.8%
% Commenced Occupancy (Excl. Non-Core)	79.2%	78.7%
GAAP Rental Rate Roll-Up (Excl. Non-Core)	19.9%	22.4%
Cash Rental Rate Roll-Up (Excl. Non-Core)	6.5%	10.9%
Average In-Place Rent Per Square Foot	$36.03	$34.95
Residential Portfolio		
Operating Units/Keys	6,896	8,282
% Leased	95.0%	97.0%
Average Rent Per Unit	$2,938	$2,766
In-Construction Units	1,942	1,944

4Q 2019 CLI Company Highlights 4

Company Achievements 4Q 2019 Performance Highlights • • • • Achieved Core FFO of $44.1 million, or $0.44 per share Produced AFFO of $26.2 million Office: Leased 169,333 square feet of office space; finished 4Q at 80.7% leased (excluding Non-Core) Residential: The operating portfolio finished 4Q at 95.0% leased 4Q 2019 Office Leasing Activity •Completed 27,746 square feet of waterfront office leasing, including a new deal with Pure Power •Completed 141,587 square feet of leasing in the class A suburban, suburban, and non-core portfolios, including a renewal with Amerigroup in Metropark 4Q 2019 Transaction Activity The Capstone (Riverwalk C), West New York, NJ (rendering) • On October 9, 2019, the Company amended and restated its construction loan on the Marriott Hotels at Port Imperial, with $20.0 million in excess proceeds available On October 18, 2019, the Company disposed of 3600 Route 66, a 180,000 square-foot fully leased office building in Neptune, NJ, for a gross price of $26.1 million On October 24, 2019, the Company disposed of Alterra & The Chase at Overlook Ridge, two communities totaling 1,386 units in the Boston submarket, for a gross price of $411.5 million, completing the 1031 exchange into Liberty Towers On November 8, 2019, the Company disposed of 130 Monument Rd., a residential development site in Bala Cynwyd, PA, for a gross price of $8.9 million On November 8, 2019, the Company closed a $300.0 million construction loan on The Charlotte, a 750-unit residential development in Jersey City, NJ On December 6, 2019, the Company disposed of 5 Wood Hollow Road, a 317,040 square-foot office building in Parsippany, NJ, for a gross price of $29.3 million On December 10, 2019, the Company paid down its existing construction loan on 145 Front Street in Worcester, MA, replacing it with a $63.0 million permanent mortgage On December 18, 2019, the Company used its Revolving Line of Credit to retire its only remaining Term Loan obligation of $280.0 million On December 19, 2019, the Company disposed of 51 Washington St., a residential development site in Conshohocken, PA, for a gross price of $9.0 million Subsequent to quarter-end, the Company disposed of 230 & 250 Half-Mile Rd., a land site being developed into a Lifetime Fitness in Red Bank, NJ, for a gross price of $7.1 million Subsequent to quarter-end, the Company increased the size of the loan on Liberty Towers, a residential community in Jersey City, NJ, that was acquired in September 2019, generating $33.0 million of excess proceeds • • • • • • • • Liberty Towers, Jersey City, NJ • • CLI Company Highlights 4Q 2019 5

Key Financial Metrics

$ in thousands, except per share amounts and ratios

	4Q 2019	3Q 2019[3]	2Q 2019	1Q 2019	4Q 2018
Core FFO per Diluted Share [1]	0.44	0.38	0.40	0.40	0.45
Net Income / (Loss) per Diluted Share	(0.64)	(0.65)	(0.43)	2.66	0.45
Market Value of Equity [2]	$2,821,175	$2,677,497	$2,823,556	$2,606,635	$2,300,227
→ Common Equity (Includes OP Units)	2,317,793	2,177,378	2,341,337	2,227,440	1,969,768
→ Preferred Equity (Rockpoint)	451,058	447,795	429,895	326,871	278,135
→ OP Equity (Preferred OPs)	52,324	52,324	52,324	52,324	52,324
→ Book Value of JV Minority Interest	47,296	48,760	49,165	50,320	42,150
Total Debt, Net	2,808,518	3,097,156	2,609,112	2,686,316	2,792,651
Total Market Capitalization	5,676,989	5,877,816	5,560,362	5,343,271	5,135,027
Shares and Units:					
Common Shares Outstanding	90,595,176	90,551,967	90,553,357	90,325,783	90,320,306
Common Units Outstanding	9,612,064	9,973,344	9,976,344	10,009,355	10,229,349
Combined Shares and Units	100,207,240	100,525,311	100,529,701	100,335,138	100,549,656
Weighted Average - Diluted [2]	100,264,388	100,559,609	100,523,178	100,942,816	100,844,973
Common Share Price ($'s):					
At the End of the Period	$23.13	$21.66	$23.29	$22.20	$19.59
High During Period	23.40	24.09	24.88	22.55	22.26
Low During Period	19.96	19.97	21.68	18.74	19.02
Dividends Declared per Share	0.20	0.20	0.20	0.20	0.20
Debt Ratios:					
Net Debt to Adjusted EBITDA	9.7x	10.0x	9.5x	9.5x	9.3x
→ Net Debt to Adjusted EBITDA - Less CIP Debt	9.5x	9.6x	8.9x	8.8x	8.7x
→ Net Debt to Adjusted EBITDA - Office Portfolio	8.2x	8.2x	7.2x	7.3x	7.8x
→ Net Debt to Adjusted EBITDA - Residential Portfolio	11.8x	13.2x	14.4x	15.2x	13.7x
→ Net Debt to Adjusted EBITDA - Residential Portfolio Less CIP Debt	11.4x	11.9x	12.6x	12.9x	11.4x
Interest Coverage Ratio	3.0x	2.9x	2.9x	2.8x	3.1x
Fixed Charge Coverage Ratio	2.0x	1.9x	2.0x	2.1x	2.2x
Total Debt/Total Market Capitalization	49.5%	53.6%	48.3%	50.3%	54.4%
Total Debt/Total Book Capitalization	53.1%	55.1%	50.4%	50.9%	55.2%
Total Debt/Total Undepreciated Assets	48.0%	47.6%	42.7%	43.3%	45.3%
Secured Debt/Total Undepreciated Assets	32.6%	31.6%	26.9%	24.6%	23.2%

Notes:
See supporting "Key Metrics" notes on page 43.

4Q 2019 CLI Company Highlights 6

Net Asset Value
(Unaudited)

$ in millions
(except per share amounts)

	Rentable SF/ Apt Units	4Q 2019 Annualized NOI [1]	Cap Rate	NAV Calculation [2]: Gross Asset Value (A)	Gross Per SF / Unit	Property Debt (B)	Third Party Interests (C)	Discounting [11] (D)	Net Asset Value (A-B-C-D)	Net Value Range [3]: High	Low
Office Portfolio	MSF										
Hudson Waterfront (Jersey City, Hoboken)	4.908	$70.6	4.0%	$1,747	*$356*	($400)	$0	$0	$1,347	$1,594	$1,155
Class A Suburban (Metropark, Short Hills)	2.155	46.1	7.7%	597	*277*	(125)	0	0	472	514	436
Suburban	1.405	16.5	8.9%	185	*132*	0	0	0	185	196	175
Suburban - Under Contract [5]	2.385	29.5	10.2%	289	*121*	0	0	0	289	304	276
Subtotal [3][4]	**10.853**	**$162.7**		**$2,818**	***$260***	**($525)**	**$0**	**$0**	**$2,293**	**$2,608**	**$2,042**
Non-Core, Repositioning Projects, & Retail [6]				66		0	0	0	66	66	66
Hotel and Other JV Interests [7]				166		(113)	(28)	0	25	25	25
Harborside Plaza 4				90		0	0	0	90	90	90
Land [8]				67		0	0	0	67	67	67
Office - Asset Value				**$3,207**		**($638)**	**($28)**	**$0**	**$2,541**	**$2,856**	**$2,290**
Less: Office Unsecured Debt									(904)	(904)	(904)
Less: Office Preferred Equity/LP Interests									(53)	(53)	(53)
Add: 1031 Balances & Other Receivables									47	47	47
Total Office NAV									**$1,631**	**$1,946**	**$1,380**
Residential Portfolio	Units	Stabilized NOI									
Operating Properties - Wholly-Owned/Consolidated	4,285	$122.7	4.9%	$2,533	*$591*	($1,349)	($62)	($98)	$1,024	$1,116	$922
Operating Properties - Unconsolidated JVs [9]	2,611	57.6	4.5%	1,287	*493*	(614)	(352)	(1)	320	351	282
In-Construction Properties [10]	1,942	60.6	4.6%	1,324	*682*	(629)	(82)	(149)	464	506	404
Land	9,373			541	*58*	0	(117)	(3)	421	442	400
Fee Income Business, Tax Credit, & Excess Cash				35					35	35	35
Residential - Asset Value [12]				**$5,720**		**($2,592)**	**($613)**	**($251)**	**$2,264**	**$2,450**	**$2,043**
Less: Rockpoint Interest									(451)	(453)	(450)
Less: Other Payables									(19)	(19)	(19)
Total Residential NAV									**$1,794**	**$1,978**	**$1,574**
Total Mack-Cali NAV									**$3,425**	**$3,924**	**$2,954**
Approximate NAV / Share (100.3MM shares) [13]									***$34.16***	***$39.14***	***$29.46***

Notes:
See footnotes and "Information About Net Asset Value (NAV)" on pages 9 and 10.

4Q 2019 CLI Company Highlights 7

Net Asset Value – Residential Breakdown (Unaudited) Top NAV (net equity) Contributors $ in millions Operating Properties Urby Ha rbors i de Li be rty Towe rs Mona co Ports i de 7 & 5/6 a t Ea s t Pi e r Ma rri ott Hote l s a t Port I mpe ri a l Subtotal Current/Future Development Properties $197 177 167 109 92 $742 11% 10% 9% 6% 5% 41% NAV by Market New York Washington, Metro, 1% NJ Corridor, D.C., 5% 7% The Cha rl otte Pl a za 8/9 (l a nd) Bui l di ng 9 a t Port I mpe ri a l 107 Morga n Urby Future Pha s e s Subtotal Top Contributing Assets $205 130 97 67 52 $551 $1,293 11% 7% 5% 4% 3% 30% 71% Boston Metro, 11% Gross Portfolio Value Hudson River Waterfront, 76% Stabilized Gross Asset Value Le s s : Di s cou n t for CI P Di s cou n te d Gros s As s e t Va l u e $5,720 (251) $5,469 Le s s : Exi s ti n g De b t Le s s : 3rd Pa rty I n te re s ts & Oth e r Ob l i ga ti on s Le s s : Rockp oi n t Sh a re MCRC Share of Residential NAV (2,592) (632) (451) $1,794 Notes: See footnotes and “Information About Net Asset Value (NAV)” on pages 9 and 10. CLI Company Highlights 4Q 2019 8

Notes: Net Asset Value

(Unaudited)

1) Reflects 4Q 2019 Annualized Cash NOI for office assets; projected 12-month NOI for stabilized residential assets and the projected stabilized NOI for residential assets in-construction and lease-up. See Information About Net Operating Income on page 46.

2) NAV is generally arrived at by calculating the estimated gross asset values for each of the Company's real estate properties, investments and other significant assets and interests, and then deducting from such amounts the corresponding net debt and third parties' interests in the assets. Gross asset values for stabilized operating multi-family real estate properties are calculated using the direct capitalization method by dividing projected net operating income for the next one-year period by an estimated market capitalization rate for each property. Gross asset values for operating office properties are presented by dividing projected net operating income for the next one-year period by an estimated year one imputed capitalization rate for each property. See Footnote 4 for a more detailed description of the methodology used by management to estimate gross asset values for its operating office properties. Management projects net operating income that it expects to receive for future periods from a combination of in-place lease contracts, prospective renewals of expiring leases and prospective lease-up of vacant space. Market capitalization rates are estimated for each property based on its asset class and geographic location and are based on information from recent property sale transactions as well as from publicly available information regarding unrelated third-party property transactions.

3) The value range is determined by adding or subtracting 0.50% to the year 1 cap rate for office properties and 0.25% to the year 1 cap rate for residential properties. Property cash flows have been reduced by credit loss reserves, leasing and base building capital expenditures, including Harborside renovations. The Waterfront valuation includes $60 million in capital yet to be spent for the Harborside renovations. Additionally, the analysis includes approximately $89 million in base building capital during the first three years of the five-year discounted cash flow. The capital is allocated to physical building improvements and is estimated $40 million at the Waterfront, $19 million in the Class A Suburban, and $30 million in the Suburban portfolio's, respectively. Furthermore, the analysis includes $10 million in leasing capital budgeted in each of the Waterfront, Class A Suburban and Suburban portfolios. This is in addition to the tenant improvements, leasing commissions and capital reserves budgeted.

4)

	Rentable Area (MSF)	4Q 2019 Annualized Cash NOI	Year 1 Cap Rate	In-Place Rent PSF	Market Rent PSF	Stabilized Occupancy Rate	Stabilized Cap Rate	Unlevered IRR	Value	$ PSF
Office										
Hudson Waterfront	4.908	$70.6	4.0%	$39.42	$46.59	90.0%	6.0%	7.0%	$1,747	$356
Class A Suburban	2.155	46.1	7.7%	39.11	40.70	90.0%	7.0%	8.0%	597	277
Suburban	1.405	16.5	8.9%	26.71	27.35	87.0%	8.0%	9.0%	185	132
Suburban - Under Contract	2.385	29.5	10.2%	31.78	31.75	N/A	N/A	N/A	289	121
Subtotal	**10.853**	**$162.7**		**$36.03**	**$39.67**				**$2,818**	**$260**

The year one cap rate, applied to the 4Q 2019 Annualized Cash NOI, is derived from the present value of periodic cash flows over five years and a terminal value based on stabilized income and a market cap rate, all discounted at an unlevered internal rate of return. See Information About Net Operating Income on page 46.

The Company calculates estimated gross asset values for each of its operating office assets by taking the sum of (i) the present value of periodic cash flows over five years and (ii) a terminal value based on estimated stabilized income and a market capitalization rate at stabilization, all discounted at an unlevered internal rate of return. This value, divided by the projected net operating income for a one-year period yields the year one imputed capitalization rate. Management projects the periodic cash flows over five years and the stabilized income from a combination of in-place lease contracts, prospective renewals of expiring leases and prospective lease-up of vacant space. Factors considered by management in projecting releasing and lease-up of vacant space and estimating the applicable market rental rates include: identification of leases currently being negotiated by management; historical annual leasing volumes for such property types; and comparable leases that have been executed for properties within the Company's portfolio and for competitor buildings in similar locations. Notwithstanding the foregoing, any assets that are contemplated for sale are valued individually at indicative or at contract prices.

5) This group represents assets removed from the Class A Suburban or Suburban buckets that are under contract for sale.

4Q 2019 CLI Company Highlights 9

Notes: Net Asset Value (Unaudited) Valuations for non-core assets, which are those assets being considered for sale or disposal, or in the active marketing process, are generally based on recent contract prices for similar properties in the process of being sold, letters of intent and ongoing negotiations for properties. Wegmans and 24-Hour Fitness are in active contract negotiations for $41.0 MM less transaction costs. See Information About Net Operating Income on page 46. Valuations for properties planned for or undergoing a repositioning or repurposing utilize a projected stabilized net operating income for the asset upon completion of the repositioning/repurposing activities. After applying an estimated capitalization rate to a projected stabilized net operating income, the capitalized value is next discounted back based on the projected number of periods to re-stabilize the asset. The discount rate applied is determined based on a risk assessment of the repositioning/repurposing activities and comparable target returns in the marketplace, and further validated by outside market sources, when available for that market. Additionally, adjustments are made to the estimated value by deducting any estimated future costs necessary to complete the planned activities, as well as adding back the discounted projected interim operating cash flows expected to be generated by the property until re-stabilization has been achieved. Includes the Company's ownership interests in the Hyatt Regency Jersey City and two office joint venture properties. The value of land is based on a combination of recent or pending transactions for land parcels within our relevant markets and unrelated third parties, and sometimes may utilize land appraisals for certain markets, if available for other purposes, such as for transaction financing. Further, we consider what a land parcel’s value would need to be when combined with all other development costs to yield what we believe to be an appropriate target rate of return for a development project. The per apartment unit or per square foot office space values are derived by dividing the aggregate land value by the number of potential apartment units or square feet of office space the land can accommodate. The number of potential units or square feet of office space a land parcel can accommodate is most commonly governed by either in-place governmental approvals or density regulations set forth by existing zoning guidelines. Joint venture investments are generally valued by: applying a capitalization rate to projected NOI for the joint venture’s asset (which is similar to the process for valuing those assets wholly owned by the Company, as described above and previously), and deducting any joint venture level debt and any value allocable to joint venture partners’ interests. Includes Roseland’s last residential subordinate interest (Metropolitan at 40 Park) and commercial subordinate interests. The valuation approach for assets in-construction or lease-up are similar to that applied to assets undergoing repositioning/repurposing, as described above. After applying an estimated capitalization rate, currently ranging from 4.5% to 5.25%, to a projected stabilized net operating income, estimated to total approximately $46.6 million upon completion of the construction or lease-up activities, the Company deducts any estimated future costs totaling $565.9 million required to complete construction of the asset to arrive at an estimated value attributable to the asset. The Company then discounts the capitalized value back based on the projected number of periods to reach stabilization. The discount rate applied, currently ranging from 7% to 9.75%, is determined based on a risk assessment of the development activities and comparable target returns in the marketplace. The Company then adds back the discounted projected interim cash flows expected to be generated during the projected lease-up period to reach stabilization. Represents the discount to stabilized value applied to assets that have not yet achieved their respective Projected Stabilized NOI due to construction, lease-up or renovation. See Information About Net Operating Income on page 46. The residential valuation analysis totals to a Roseland NAV of $2,264,000,000, with the company’s share of this NAV of $1,794,000,000 (“MCRC Share”). This latter amount represents the company's share of Roseland NAV, net of the $451,000,000 attributable to Rockpoint's noncontrolling interest. The increase in the approximate NAV per share of $0.05 from September 30, 2019 to December 31, 2019 is due primarily to the retirement of shares at a discount to NAV. 6) 7) 8) 9) 10) 11) 12) 13) Information About Net Asset Value (NAV) Overall, NAV is arrived at by calculating the estimated gross asset values for each of their real estate properties, investments and other significant assets and interests, and then deducting from such amounts the corresponding net debt and third parties’ interests in the assets. Gross asset values for the operating real estate properties are calculated using the direct capitalization method by dividing projected net operating income for a one-year period by an estimated current capitalization rate for each property. For each operating property, management projects net operating income that it expects to receive for future periods from a combination of in-place lease contracts, prospective renewals of expiring leases and prospective lease-up of vacant space. Factors considered by management in projecting releasing and lease-up of vacant space and estimating the applicable market rental rates include: identification of leases currently being negotiated by management; historical annual leasing volumes for such property types; and comparable leases that have been executed for properties within the Registrants’ portfolio and for competitor buildings in similar locations. A capitalization rate is estimated for each property based on its asset class and geographic location. Estimates of capitalization rates are based on information from recent property sale transactions as well as from publicly available information regarding unrelated third-party property transactions. The use of NAV as a measure of value is subject to certain inherent limitations. The assessment of the estimated NAV of a particular property is subjective in that it involves estimates and assumptions and can be calculated using various acceptable methods. The Company’s methods of determining NAV may differ from the methods used by other companies. Accordingly, the Company’s estimated NAV may not be comparable to measures used by other companies. As with any valuation methodology, the methodologies utilized by the Company in estimating NAV are based upon a number of estimates, assumptions, judgments or opinions that may or may not prove to be correct. Capitalization rates obtained from publicly available sources also are critical to the NAV calculation and are subject to the sources selected and variability of market conditions at the time. Investors in the Company are cautioned that NAV does not represent (i) the amount at which the Company’s securities would trade at a national securities exchange, (ii) the amount that a security holder would obtain if he or she tried to sell his or her securities, (iii) the amount that a security holder would receive if the Company liquidated its assets and distributed the proceeds after paying all of their expenses and liabilities or (iv) the book value of the Company’s real estate, which is generally based on the amortized cost of the property, subject to certain adjustments. CLI Company Highlights 4Q 2019 10

Balance Sheet

$ in thousands
(unaudited)

	4Q 2019				4Q 2018
	Office/Corp.	Roseland	Elim./Other	Total	
ASSETS					
Rental property					
Land and leasehold interests	$62,218	$322,792	-	$385,010	$475,431
Buildings and improvements	1,060,765	1,811,505	-	2,872,270	3,651,937
Tenant improvements	161,318	1,981	-	163,299	335,028
Furniture, fixtures and equipment	6,492	72,224	-	78,716	50,653
Land and improvements held for development	6,988	292,350	-	299,338	465,929
Development and construction in progress	61,657	396,391	-	458,048	327,039
	1,359,438	2,897,243	-	4,256,681	5,306,017
Less – accumulated depreciation and amortization	(467,990)	(90,627)	-	(558,617)	(1,097,868)
	891,448	2,806,616	-	3,698,064	4,208,149
Rental property held for sale, net	966,497	-	-	966,497	108,848
Net Investment in Rental Property	1,857,945	2,806,616	-	4,664,561	4,316,997
Cash and cash equivalents	16,935	8,654	-	25,589	29,633
Restricted cash	5,057	10,520	-	15,577	19,921
Investments in unconsolidated joint ventures	7,367	201,724	-	209,091	232,750
Unbilled rents receivable, net	92,941	2,745	-	95,686	100,737
Deferred charges, goodwill and other assets, net [1]	246,653	47,749	(19,300)	275,102	355,234
Accounts receivable	5,791	1,401	-	7,192	5,372
Total Assets	**$2,232,689**	**$3,079,409**	**(19,300)**	**$5,292,798**	**$5,060,644**
LIABILITIES & EQUITY					
Senior unsecured notes, net	$571,484	-	-	$571,484	$570,314
Unsecured revolving credit facility and term loans	329,000	-	-	329,000	790,939
Mortgages, loans payable and other obligations, net	520,890	1,387,144	-	1,908,034	1,431,398
Note payable to affiliate	-	19,300	(19,300)	-	-
Dividends and distributions payable	22,265	-	-	22,265	21,877
Accounts payable, accrued expenses and other liabilities	124,133	85,377	-	209,510	168,115
Rents received in advance and security deposits	32,894	6,569	-	39,463	41,244
Accrued interest payable	6,235	3,950	-	10,185	9,117
Total Liabilities	**$1,606,901**	**$1,502,340**	**(19,300)**	**$3,089,941**	**$3,033,004**
Commitments and contingencies					-
Redeemable noncontrolling interests	52,324	451,058	-	503,382	330,459
Total Stockholders'/Members Equity	**414,752**	**1,078,947**	**-**	**1,493,699**	**1,486,658**
Noncontrolling interests in subsidiaries:					
Operating Partnership	158,480	-	-	158,480	168,373
Consolidated joint ventures	232	47,064	-	47,296	42,150
Total Noncontrolling Interests in Subsidiaries	**158,712**	**47,064**	**-**	**205,776**	**210,523**
Total Equity	**573,464**	**1,126,011**	**-**	**1,699,475**	**1,697,181**
Total Liabilities and Equity	**$2,232,689**	**$3,079,409**	**(19,300)**	**$5,292,798**	**$5,060,644**

Notes: See supporting "Balance Sheet" notes on page 43 for more information.

4Q 2019 CLI Company Highlights 11

Income Statement – Quarterly Comparison

$ in thousands, except per share amounts
(unaudited)

	4Q 2019				3Q 2019	2Q 2019	1Q 2019	4Q 2018
	Office/ Corp.	Less: Disc. Ops	Roseland	Total				
REVENUES								
Revenue from leases:								
Base rents	$70,898	($39,156)	$34,919	$66,661	$66,595	$66,971	$73,251	$71,106
Escalations and recoveries from tenants	6,339	(3,028)	1,223	4,534	5,943	6,047	6,140	8,373
Real estate services	95	-	2,995	3,090	3,411	3,530	3,842	3,927
Parking income	2,443	(49)	3,366	5,760	5,716	5,515	4,866	5,477
Hotel income	-	-	4,139	4,139	3,325	2,094	283	-
Other income	2,806	(1,373)	1,056	2,489	2,401	2,448	1,884	1,394
Total revenues	**$82,581**	**($43,606)**	**$47,698**	**$86,673**	**$87,391**	**$86,605**	**$90,266**	**$90,277**
EXPENSES								
Real estate taxes	$9,767	($5,664)	$6,082	$10,185	$11,151	$11,018	$11,644	$7,625
Utilities	5,107	(3,047)	1,216	3,276	4,402	4,091	6,112	5,517
Operating services	16,856	(9,018)	8,982	16,820	18,109	17,913	16,799	17,978
Real estate service expenses	65	-	3,703	3,768	3,905	3,979	4,266	4,223
Leasing personnel costs	444	-	-	444	534	541	742	-
General and administrative	13,150	(11)	3,377	16,516	12,038	16,404	12,577	12,813
Depreciation and amortization	35,118	(21,776)	22,564	35,906	32,605	31,971	31,534	30,266
Property impairments	-	-	-	-	-	-	-	-
Land and other impairments	26,321	-	1,035	27,356	2,589	2,499	-	24,566
Total expenses	**$106,828**	**($39,516)**	**$46,959**	**$114,271**	**$85,333**	**$88,416**	**$83,674**	**$102,988**
Operating Income (expense)	**($24,247)**	**($4,090)**	**$739**	**($27,598)**	**$2,058**	**($1,811)**	**$6,592**	**($12,711)**
OTHER (EXPENSE) INCOME								
Interest expense	($13,709)	$1,321	($10,363)	($22,751)	($22,129)	($22,208)	($23,481)	($22,265)
Interest and other investment income (loss)	43	(1)	844	886	189	514	823	768
Equity in earnings (loss) of unconsolidated joint ventures	(2,734)	-	2,297	(437)	(113)	(88)	(681)	(960)
Gain on change of control of interests	-	-	-	-	-	-	13,790	-
Realized gains (losses) and unrealized losses on disposition	(121,868)	120,309	113,787	112,228	(34,666)	255	268,109	49,342
Gain on sale of land/other	-	-	(44)	(44)	296	270	-	30,939
Gain on sale of investment in unconsolidated joint venture	-	-	-	-	-	-	903	-
Gain (loss) from early extinguishment of debt, net	(153)	-	-	(153)	(98)	588	1,311	(461)
Total other income (expense)	**(138,421)**	**121,629**	**106,521**	**89,729**	**(56,521)**	**(20,669)**	**260,774**	**57,363**
Income from continuing operations	**(162,668)**	**117,539**	**107,260**	**62,131**	**(54,463)**	**(22,480)**	**267,366**	**44,652**
Income from discontinued operations	-	2,770	-	2,770	8,505	7,953	8,228	7,871
Realized gains (losses) on disposition	-	(120,309)	-	(120,309)	(10,063)	(5,802)	-	-
Total discontinued operations	**-**	**(117,539)**	**-**	**(117,539)**	**(1,558)**	**2,151**	**8,228**	**7,871**
Net Income	**(162,668)**	**-**	**107,260**	**(55,408)**	**(56,021)**	**(20,329)**	**275,594**	**52,523**
Noncontrolling interest in consolidated joint ventures	1,264	-	140	$1,404	$405	$847	$1,248	$640
Noncontrolling interests in Operating Partnership of income from continuing operations	(5,494)	-	-	(5,494)	6,004	2,648	(26,843)	(4,153)
Noncontrolling interests in Operating Partnership in discontinued operations	11,317	-	-	11,317	155	(214)	(837)	(800)
Redeemable noncontrolling interest	(456)	-	(6,015)	(6,471)	(6,471)	(5,006)	(4,667)	(4,406)
Net income (loss) available to common shareholders	**($156,037)**	**$0**	**$101,385**	**($54,652)**	**($55,928)**	**($22,054)**	**$244,495**	**$43,804**
Basic earnings per common share:								
Net income (loss) available to common shareholders				($0.64)	($0.65)	($0.43)	$2.67	$0.45
Diluted earnings per common share:								
Net income (loss) available to common shareholders				($0.64)	($0.65)	($0.43)	$2.66	$0.45
Basic weighted average shares outstanding				90,611,000	90,584,000	90,533,000	90,498,000	90,488,000
Diluted weighted average shares outstanding				100,264,000	100,560,000	100,523,000	100,943,000	100,845,000

4Q 2019
CLI Company Highlights
12

FFO & Core FFO – Quarterly Comparison

$ in thousands, except per share amounts and ratios
(unaudited)

	4Q 2019	3Q 2019	2Q 2019	1Q 2019	4Q 2018
Net income (loss) available to common shareholders	($54,652)	($55,928)	($22,054)	$244,495	$43,804
Add (deduct): Noncontrolling interest in Operating Partnership	5,494	(6,004)	(2,648)	26,843	4,153
Noncontrolling interests in discontinued operations	(11,317)	(155)	214	837	800
Real estate-related depreciation and amortization on continuing operations (1)	39,155	35,785	34,619	33,793	33,655
Real estate-related depreciation and amortization on discontinued operations	21,776	16,797	17,246	16,375	15,923
Property impairments	-	5,894	5,802	-	-
Impairment of unconsolidated joint venture investment (included in Equity in earnings)	3,661	-	-	-	-
Gain on change of control of interests	-	-	-	(13,790)	-
Gain on sale of investment in unconsolidated joint venture	-	-	-	(903)	-
Continuing operations: Realized (gains) and unrealized losses on disposition of rental property, net	(112,228)	34,666	(255)	(268,109)	(49,342)
Discontinued operations: Realized (gains) loss and unrealized losses on disposition of rental property, net	120,309	413	-	-	-
Funds from operations (2)	$12,198	$31,468	$32,924	$39,541	$48,993
Add/(Deduct):					
(Gain)/Loss from extinguishment of debt, net	$153	$98	($588)	($1,311)	461
Dead deal costs	-	271	-	-	893
Land and other impairments	27,356	6,345	2,499	-	24,566
Gain on disposition of developable land	44	(296)	(270)	-	(30,939)
Severance/separation costs on management restructuring	-	277	-	1,562	450
Reporting system conversion costs	998	-	-	-	-
Strategic direction costs	4,629	-	-	-	-
Management contract termination costs	-	-	-	1,021	-
Proxy fight costs	-	-	4,171	-	-
New payroll tax consulting costs	-	-	1,313	-	903
Noncontrolling interest share on consolidated joint ventures impairment charges	(1,263)	-	-	-	-
Core FFO	$44,115	$38,163	$40,049	$40,813	$45,327
Diluted weighted average shares/units outstanding (3)	100,264,000	100,560,000	100,523,000	100,943,000	100,845,000
Funds from operations per share-diluted	$0.12	$0.31	$0.33	$0.39	$0.49
Core Funds from Operations per share/unit-diluted	$0.44	$0.38	$0.40	$0.40	$0.45
Dividends declared per common share	$0.20	$0.20	$0.20	$0.20	$0.20

Notes:
See footnotes and "Information About FFO, Core FFO, & AFFO" on page 19.

4Q 2019 CLI Company Highlights 13

AFFO & Adjusted EBITDA – Quarterly Comparison

$ in thousands, except per share amounts and ratios
(unaudited)

	4Q 2019	3Q 2019	2Q 2019	1Q 2019	4Q 2018
Core FFO (calculated on previous page)	$44,115	$38,163	$40,049	$40,813	$45,327
Add (Deduct) Non-Cash Items:					
Straight-line rent adjustments [3]	($4,084)	($3,625)	($4,052)	($2,855)	($4,204)
Amortization of market lease intangibles, net [4]	(1,116)	(1,057)	(1,058)	(1,037)	(1,054)
Amortization of lease inducements	(15)	(108)	279	304	166
Amortization of stock compensation	2,192	2,061	2,218	2,010	2,064
Non-real estate depreciation and amortization	431	611	511	539	557
Amortization of debt discount/(premium) and mark-to-market, net	(237)	(238)	(237)	(237)	(237)
Amortization of deferred financing costs	1,147	1,121	1,168	1,189	1,486
Deduct:					
Non-incremental revenue generating capital expenditures:					
Building improvements	(6,012)	(3,091)	(383)	(2,932)	(2,639)
Tenant improvements and leasing commissions [5]	(9,354)	(7,245)	(4,800)	(7,931)	(11,429)
Tenant improvements and leasing commissions on space vacant for more than one year	(888)	(6,138)	(4,216)	(3,482)	(8,433)
Adjusted FFO [2]	$26,179	$20,454	$29,479	$26,381	$21,604
Core FFO (calculated on previous page)	$44,115	$38,163	$40,049	$40,813	$45,327
Deduct:					
Equity in earnings (loss) of unconsolidated joint ventures, net	($3,223)	$113	$88	$681	$960
Equity in earnings share of depreciation and amortization	(3,678)	(3,655)	(3,024)	(2,662)	(3,810)
Add-back:					
Interest expense	24,072	23,450	23,515	24,774	23,585
Recurring JV distributions	5,123	3,528	3,850	3,119	3,292
Income (loss) in noncontrolling interest in consolidated joint ventures	(1,404)	(405)	(847)	(1,248)	(640)
Redeemable noncontrolling interest	6,471	6,471	5,006	4,667	4,406
Income tax expense	0	59	85	43	343
Adjusted EBITDA	$71,476	$67,724	$68,722	$70,187	$73,463
Net debt at period end [6]	$2,767,351	$3,097,156	$2,609,112	$2,653,693	$2,743,096
Net debt to Adjusted EBITDA [7]	9.7x	10.0x	9.5x	9.5x	9.3x

Notes:
See footnotes and "Information About FFO, Core FFO, & AFFO" on page 19.

4Q 2019 CLI Company Highlights 14

$ in thousands
(unaudited)

EBITDAre – Quarterly Comparison

	4Q 2019	3Q 2019	2Q 2019	1Q 2019	4Q 2018
Net Income (loss) available to common shareholders	($54,652)	($55,928)	($22,054)	$244,495	$43,804
Add/(Deduct):					
Noncontrolling interest in operating partnership	5,494	(6,004)	(2,648)	26,843	4,153
Noncontrolling interest in discontinued operations	(11,317)	(155)	214	837	800
Noncontrolling interest in consolidated joint ventures (a)	(1,404)	(405)	(847)	(1,248)	(640)
Redeemable noncontrolling interest	6,471	6,471	5,006	4,667	4,406
Interest expense	24,072	23,450	23,515	24,774	23,586
Income tax expense	1	59	85	43	343
Depreciation and amortization	57,684	49,538	49,352	48,046	46,324
Deduct:					
Realized (gains) losses and unrealized losses on disposition of rental property, net	8,081	35,079	(255)	(268,109)	(49,342)
(Gain)/loss on sale of investment in unconsolidated joint ventures	-	-	-	(903)	-
(Gain)/loss on change of control of interest	-	-	-	(13,790)	-
Equity in (earnings) loss of unconsolidated joint ventures	437	113	88	681	960
Add:					
Property Impairments	-	5,894	5,802	-	-
Company's share of property NOI's in unconsolidated joint ventures [1]	12,819	9,612	9,287	7,385	9,028
EBITDAre	$47,686	$67,724	$67,545	$73,721	$83,422
Add:					
Loss from extinguishment of debt, net	153	98	(588)	(1,311)	461
Severance/Separation costs on management restructuring	-	277	-	1,562	450
Management contract termination costs	-	-	-	1,021	-
Strategic direction costs	4,629	-	-	-	-
Reporting systems conversion cost	998	-	-	-	-
Dead deal costs	-	271	-	-	893
Land and other impairments	27,356	6,345	2,499	-	24,566
Gain on disposition of developable land	44	(296)	(270)	-	(30,939)
Proxy fight costs	-	-	4,171	-	-
New payroll tax consulting costs	-	-	1,313	-	903
Adjusted EBITDAre	$80,866	$74,419	$74,670	$74,993	$79,756
Noncontrolling interests in consolidated joint ventures (a):					
Marbella	(44)	(115)	(209)	(583)	(590)
M2 at Marbella	(51)	(234)	(560)	(496)	-
Port Imperial Garage South	(18)	(42)	(50)	(94)	(5)
Port Imperial Retail South	(8)	5	12	(7)	(4)
Residence Inn Hotel	-	-	-	(19)	-
Other consolidated joint ventures	(1,283)	(19)	(40)	(49)	(41)
Net losses in noncontrolling interests	($1,404)	($405)	($847)	($1,248)	($640)
Add:					
Depreciation in noncontrolling interest in consolidated JV's	645	838	1,424	1,522	955
Funds from operations - noncontrolling interest in consolidated JV's	($759)	$433	$577	$274	$315
Add:					
Interest expense in noncontrolling interest in consolidated JV's	806	806	806	691	484
Net operating income before debt service in consolidated JV's	$47	$1,239	$1,383	$965	$799

Notes:
(1) See unconsolidated joint venture NOI details on page 25 for 4Q 2019.
See Information About EBITDAre on page 19.

4Q 2019 CLI Company Highlights 15

Income Statement – Year-Over-Year Comparison

$ in thousands, except per share amounts
(unaudited)

	FY 2019			FY 2018		
REVENUES	**All Operations**	**Disc. Ops**	**GAAP**	**All Operations**	**Disc. Ops**	**GAAP**
Revenue from leases:						
Base rents	$431,369	($157,891)	$273,478	$436,221	($147,770)	$288,451
Escalations and recoveries from tenants	38,525	(15,861)	22,664	44,121	(14,789)	29,332
Real estate services	13,873	-	13,873	17,094	-	17,094
Parking income	22,078	(221)	21,857	22,117	(210)	21,907
Hotel income	9,841	-	9,841	-	-	-
Other income	11,187	(1,965)	9,222	11,052	(2,122)	8,930
Total revenues	**$526,873**	**($175,938)**	**$350,935**	**$530,606**	**($164,892)**	**$365,714**
EXPENSES						
Real estate taxes	$65,779	($21,781)	$43,998	$64,555	($20,166)	$44,389
Utilities	32,121	(14,240)	17,881	39,054	(15,255)	23,799
Operating services	104,197	(34,556)	69,641	102,626	(32,552)	70,074
Real estate service expenses	15,918	-	15,918	17,919	-	17,919
Leasing personnel costs	2,261	-	2,261	-	-	-
General and administrative	57,599	(64)	57,535	53,988	(123)	53,865
Depreciation and amortization	204,618	(72,602)	132,016	174,847	(62,603)	112,244
Property impairments	11,696	(11,696)	-	-	-	-
Land and other impairments	36,200	(3,756)	32,444	24,566	-	24,566
Total expenses	**530,389**	**(158,695)**	**371,694**	**477,555**	**(130,699)**	**346,856**
Operating Income	**($3,516)**	**($17,243)**	**($20,759)**	**$53,051**	**($34,193)**	**$18,858**
OTHER (EXPENSE) INCOME						
Interest expense	($95,811)	$5,242	($90,569)	($83,754)	$6,408	($77,346)
Interest and other investment income (loss)	2,415	(3)	2,412	3,389	(170)	3,219
Equity in earnings (loss) of unconsolidated joint ventures	(1,319)	-	(1,319)	(127)	-	(127)
Gain on change of control of interests	13,790	-	13,790	14,217	-	14,217
Realized gains (losses) and unrealized losses on disposition	225,204	120,722	345,926	99,436	-	99,436
Gain on sale of land/other	522	-	522	30,939	-	30,939
Gain on sale of investment in unconsolidated joint venture	903	-	903	-	-	-
Gain (loss) from early extinguishment of debt, net	1,648	-	1,648	(10,750)	1,821	(8,929)
Total other income (expense)	**147,352**	**125,961**	**273,313**	**53,350**	**8,059**	**61,409**
Income from continuing operations	**143,836**	**108,718**	**252,554**	**106,401**	**(26,134)**	**80,267**
Income from discontinued operations	-	27,456	27,456	-	26,134	26,134
Realized gains (losses) on disposition	-	(136,174)	(136,174)	-	-	-
Total discontinued operations	**-**	**(108,718)**	**(108,718)**	**-**	**26,134**	**26,134**
Net Income	**143,836**	**-**	**143,836**	**106,401**	**-**	**106,401**
Noncontrolling interest in consolidated joint ventures	$3,904	-	$3,904	$1,216	-	$1,216
Noncontrolling interest in Operating Partnership of income from continuing operations	(23,685)	-	(23,685)	(6,866)	-	(6,866)
Noncontrolling interests in Operating Partnership in discontinued operations	10,421	-	10,421	(2,661)		(2,661)
Redeemable noncontrolling interest	(22,615)	-	(22,615)	(13,979)	-	(13,979)
Net income available to common shareholders	**111,861**	**-**	**111,861**	**84,111**	**-**	**84,111**
Basic earnings per common share:						
Net income available to common shareholders			$0.95			$0.80
Diluted earnings per common share:						
Net income available to common shareholders			$0.95			$0.80
Basic weighted average shares outstanding			90,557,000			90,388,000
Diluted weighted average shares outstanding			100,689,000			100,724,000

4Q 2019 CLI Company Highlights 16

FFO & Core FFO – Year-Over-Year Comparison

$ in thousands, except per share amounts and ratios
(unaudited)

	YTD 2019	YTD 2018
Net income available to common shareholders	$111,861	84,111
Add (deduct): Noncontrolling interest in Operating Partnership	23,685	6,866
Noncontrolling interests in discontinued operations	(10,421)	2,661
Real estate-related depreciation and amortization on continuing operations [1]	143,352	128,333
Real estate-related depreciation and amortization on discontinued operations	72,194	62,061
Property impairments	11,696	-
Impairment of unconsolidated joint venture investment (included in Equity in earnings)	3,661	-
Gain on change of control of interests	(13,790)	(14,217)
Gain on sale of investment in unconsolidated joint venture	(903)	-
Continuing operations: Realized (gains) and unrealized losses on disposition of rental property, net	(345,926)	(99,436)
Discontinued operations: Realized (gains) loss and unrealized losses on disposition of rental property, net	120,722	-
Funds from operations [2]	$116,131	$170,379
Add/(Deduct):		
(Gain)/Loss from extinguishment of debt, net	($1,648)	10,750
Dead deal costs	271	893
Land and other impairments	36,200	24,566
Gain on disposition of developable land	(522)	(30,939)
Severance/separation costs on management restructuring	1,839	7,937
Reporting system conversion costs	998	-
Strategic direction costs	4,629	-
Management contract termination costs	1,021	-
Proxy fight costs	4,171	-
New payroll tax consulting costs	1,313	903
Noncontrolling interest share on consolidated joint venture impairment charges	(1,263)	-
Core FFO	$163,140	$184,489
Diluted weighted average shares/units outstanding [3]	100,689,000	100,724,000
Funds from operations per share-diluted	$1.16	$1.69
Core Funds from Operations per share/unit-diluted	$1.62	$1.83
Dividends declared per common share	$0.80	$0.80

Notes:
See footnotes and "Information About FFO, Core FFO, & AFFO" on page 19.

4Q 2019 CLI Company Highlights 17

AFFO & Adjusted EBITDA – Year-Over-Year Comparison

$ in thousands, except per share amounts and ratios
(unaudited)

	YTD 2019	YTD 2018
Core FFO (calculated on previous page)	**$163,140**	**$184,489**
Add (Deduct) Non-Cash Items:		
Straight-line rent adjustments [3]	($14,616)	($8,598)
Amortization of market lease intangibles, net [4]	(4,268)	(5,389)
Amortization of lease inducements	460	932
Amortization of stock compensation	8,481	7,401
Non-real estate depreciation and amortization	2,092	2,139
Amortization of debt discount/(premium) and mark-to-market, net	(949)	(949)
Amortization of deferred financing costs	4,625	5,029
Deduct:		
Non-incremental revenue generating capital expenditures:		
Building improvements	(12,418)	(7,236)
Tenant improvements and leasing commissions [5]	(29,330)	(38,303)
Tenant improvements and leasing commissions on space vacant for more than one year	(14,724)	(30,761)
Adjusted FFO [2]	**$102,493**	**$108,754**
Core FFO (calculated on previous page)	**$163,140**	**$184,489**
Deduct:		
Equity in earnings (loss) of unconsolidated joint ventures, net	($2,342)	$127
Equity in earnings share of depreciation and amortization	(13,018)	(17,683)
Add-back:		
Interest expense	95,811	83,752
Recurring JV distributions	15,621	19,475
Income (loss) in noncontrolling interest in consolidated joint ventures	(3,904)	(1,216)
Redeemable noncontrolling interest	22,615	13,979
Income tax expense	188	702
Adjusted EBITDA	**$278,111**	**$283,625**
Net debt at period end [6]	$2,767,351	$2,743,096
Net debt to Adjusted EBITDA [7]	10.0x	9.7x

Notes:
See footnotes and "Information About FFO, Core FFO, & AFFO" on page 19.

4Q 2019 CLI Company Highlights 18

FFO, Core FFO & AFFO (Notes) Notes (1) Includes the Company’s share from unconsolidated joint ventures, and adjustments for noncontrolling interest, of $3,677 and $3,810 for the three months ended December 31, 2019 and 2018, respectively, and $13,018 and $17,683 for the twelve months ended December 31, 2019 and 2018, respectively. Excludes non-real estate-related depreciation and amortization of $431 and $557 for the three months ended December 31, 2019 and 2018, respectively, and $2,092 and $2,139 for the twelve months ended December 31, 2019 and 2018, respectively. (2) Funds from operations is calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO, Core FFO and AFFO” below. (3) Includes free rent of $5,329 and $4,428 for the three months ended December 31, 2019 and 2018, respectively, and $21,424 and $16,545 for the twelve months ended December 31, 2019 and 2018, respectively. Also includes the Company's share from unconsolidated joint ventures of $186 and ($165) for the three months ended December 31, 2019 and 2018, respectively, and $127 and ($955) for the twelve months ended December 31, 2019 and 2018, respectively. (4) Includes the Company's share from unconsolidated joint ventures of $0 and $0 for the three months ended December 31, 2019 and 2018, respectively, and $0 and $107 for the twelve months ended December 31, 2019 and 2018, respectively. (5) Excludes expenditures for tenant spaces in properties that have not been owned by the Company for at least a year. (6) Net Debt calculated by taking the sum of senior unsecured notes, unsecured revolving credit facility, and mortgages, loans payable and other obligations, and deducting cash and cash equivalents and restricted cash, all at period end. (7) Net Debt to EBITDA results represent completion of the Liberty Towers-Overlook Ridge 1031 exchange. (8) Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common units into common shares 9,530 and 10,176 for the three months ended December 31, 2019 and 2018, respectively, and 9,852 and 10,204 for the twelve months ended December 31, 2019 and 2018, respectively). Information About FFO, Core FFO and AFFO Funds from operations (“FFO”) is defined as net income (loss) before noncontrolling interests of unitholders, computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains or losses from depreciable rental property transactions (including both acquisitions and dispositions), and impairments related to depreciable rental property, plus real estate-related depreciation and amortization. The Company believes that FFO per share is helpful to investors as one of several measures of the performance of an equity REIT. The Company further believes that as FFO per share excludes the effect of depreciation, gains (or losses) from property transactions and impairments related to depreciable rental property (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO per share can facilitate comparison of operating performance between equity REITs. FFO per share should not be considered as an alternative to net income available to common shareholders per share as an indication of the Company’s performance or to cash flows as a measure of liquidity. FFO per share presented herein is not necessarily comparable to FFO per share presented by other real estate companies due to the fact that not all real estate companies use the same definition. However, the Company’s FFO per share is comparable to the FFO per share of real estate companies that use the current definition of the National Association of Real Estate Investment Trusts (“NAREIT”). A reconciliation of net income per share to FFO per share is included in the financial tables above. Core FFO is defined as FFO, as adjusted for items that may distort the comparative measurement of the Company’s performance over time. Adjusted FFO ("AFFO") is defined as Core FFO less (i) recurring tenant improvements, leasing commissions and capital expenditures, (ii) straight-line rents and amortization of acquired above/below-market leases, net, and (iii) other non-cash income, plus (iv) other non-cash charges. Core FFO and AFFO are both non-GAAP financial measures that are not intended to represent cash flow and are not indicative of cash flows provided by operating activities as determined in accordance with GAAP. Core FFO and AFFO are presented solely as supplemental disclosures that the Company’s management believes provides useful information regarding the Company's operating performance and its ability to fund its dividends. There are not generally accepted definitions established for Core FFO or AFFO. Therefore, the Company's measures of Core FFO and AFFO may not be comparable to the Core FFO and AFFO reported by other REITs. A reconciliation of net income to Core FFO and AFFO are included in the financial tables above. Information About EBITDAre EBITDAre is a non-GAAP financial measure. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The White Paper on EBITDAre approved by the Board of Governors of NAREIT in September 2017 defines EBITDAre as net income (loss) (computed in accordance with Generally Accepted Accounting Principles, or GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures. The Company presents EBITDAre, because the Company believes that EBITDAre, along with cash flow from operating activities, investing activities and financing activities, provides investors with an additional indicator of the Company’s ability to incur and service debt. EBITDAre should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity. CLI Company Highlights 4Q 2019 19

Same Store Office Same Store (4) Performance $ in thousands Tota l Property Revenues (GAAP) $78,138 $76,209 $1,929 2.5% $308,231 $310,158 ($1,927) (0.6%) Rea l Es ta te Ta xes Utilities Opera ting Services Tota l Property Expens es $9,009 4,716 15,272 $28,997 $9,193 5,508 15,159 $29,860 ($184) (792) 113 ($863) (2.0%) (14.4%) 0.7% (2.9%) $38,068 21,394 57,633 $117,095 $39,029 23,769 57,254 $120,052 ($961) (2,375) 379 ($2,957) (2.5%) (10.0%) 0.7% (2.5%) Same Store GAAP NOI (1) (3) $49,141 $46,349 $2,792 6.0% $191,136 $190,106 $1,030 0.5% Les s : s tra ight-lining of rents a dj. a nd FAS 141 $5,191 $3,884 $1,307 33.7% $17,865 $12,703 $5,162 40.6% Sa me Store Ca s h NOI (2) (3) $43,950 $42,465 $1,485 3.5% $173,271 $177,403 ($4,132) (2.3%) Tota l Properties 41 41 - - 40 40 - - Tota l Squa re Foota ge 10,130,064 10,130,064 - - 9,982,823 9,982,823 - - % Lea s ed 81.0% 80.7% - 0.3% 81.3% 81.1% - 0.2% Residential Same Store (5) Tota l Property Revenues $24,022 $23,872 $150 0.6% $96,010 $93,977 $2,033 2.2% Rea l Es ta te Ta xes Opera ting Expens es Tota l Property Expens es $2,740 5,945 $8,685 $2,912 6,415 $9,326 ($172) (470) ($641) (5.9%) (7.3%) (6.9%) $11,473 23,728 $35,201 $11,605 23,542 $35,148 ($133) 186 $53 (1.1%) 0.8% 0.2% Same Store GAAP NOI (1) $15,337 $14,546 $791 5.4% $60,809 $58,829 $1,980 3.4% Tota l Units 4,287 4,287 - - 4,287 4,287 - - % Lea s ed Notes: 94.0% 95.7% - (1.7%) 94.0% 95.7% - (1.7%) (1) The aggregate sum of: property-level revenue, straight-line and ASC 805 adjustments over the given time period; less: operating expense, real estate taxes and utilities over the same period for the same store portfolio. Aggregate property-level revenue over the given period; less: operating expense, real estate taxes and utilities over the same period for the same store portfolio. Harborside Plaza 1 is not included in SSNOI as it is out of service as of 4Q19. Office Same Store includes discontinued operations. Values represent the Company’s pro rata ownership of operating portfolio. (2) (3) (4) (5) CLI Company Highlights 4Q 2019 20 For the Twelve Months Ended 4Q 2019 4Q 2018 Change % Change For the Three Months Ended 4Q 2019 4Q 2018 Change % Change For the Twelve Months Ended 4Q 2019 4Q 2018 Change % Change For the Three Months Ended 4Q 2019 4Q 2018 Change % Change

Debt Summary & Future Repayments Schedule

$ in thousands

Debt Breakdown

	Balance	% of Total	Weighted Average Interest Rate [1]	Weighted Average Maturity in Years
Fixed Rate Debt				
Fixed Rate Unsecured Debt and Other Obligations	$575,000	20.32%	4.09%	2.81
Fixed Rate Secured Debt	1,737,785	61.43%	3.80%	6.52
Subtotal: Fixed Rate Debt	**$2,312,785**	**81.75%**	**3.87%**	**5.60**
Variable Rate Debt				
Variable Rate Secured Debt	$187,252	6.62%	4.02%	3.73
Variable Rate Unsecured Debt [1]	329,000	11.63%	3.09%	1.07
Subtotal: Variable Rate Debt	**$516,252**	**18.25%**	**3.54%**	**2.03**
Totals/Weighted Average	**$2,829,037**	**100.00%**	**3.81%**	**4.97**
Adjustment for Unamortized Debt Discount	(2,170)			
Unamortized Deferred Financing Costs	(18,349)			
Total Consolidated Debt, net	**$2,808,518**			
Partners' Share	(74,771)			
CLI Share of Total Consolidated Debt, net [a]	**$2,733,747**			
Unconsolidated Secured Debt				
CLI Share	$365,456	48.61%	4.11%	6.27
Partners' Share	386,328	51.39%	4.11%	6.27
Total Unconsolidated Secured Debt	**$751,784**	**100.00%**	**4.11%**	**6.27**

Maturity Schedule

Period	Principal Maturities	Scheduled Amortization	Total Future Repayments	Weighted Average Interest Rate [1]
2020	-	569	569	4.82%
2021	497,800	591	498,391	3.12%
2022	409,678	550	410,228	4.66%
2023	343,429	2,323	345,752	3.54%
2024	280,144	3,927	284,071	3.46%
2025	-	3,799	3,799	3.96%
Thereafter	1,269,774	14,701	1,284,475	3.96%
Subtotal	**$2,800,825**	**$26,460**	**$2,827,285**	**3.81%**
Adjustment for unamortized debt discount/premium		(2,170)	(2,171)	
Unamortized mark-to-market		1,752	1,752	
Unamortized deferred financing costs		(18,349)	(18,350)	
Totals/Weighted Average	**$2,800,825**	**$7,693**	**$2,808,516**	**3.81%**

Notes:

(a) Minority interest share of consolidated debt is comprised of $33.7 million at Marbella, $30.1 million at M2, $9.8 million at Port Imperial South Garage, and $1.2 million at Port Imperial South Retail.

See supporting "Debt Summary & Maturity Schedule" notes on page 43.

4Q 2019 CLI Company Highlights 21

Office Debt Profile

$ in thousands

	Lender	Effective Interest Rate [1]	December 31, 2019	December 31, 2018	Date of Maturity
Secured Debt					
101 Hudson	Wells Fargo CMBS	3.20%	250,000	250,000	10/11/26
Short Hills Portfolio	Wells Fargo CMBS	4.15%	124,500	124,500	04/01/27
111 River	Apollo/Athene	3.90%	150,000	-	09/01/29
Principal balance outstanding			524,500	374,500	
Unamortized deferred financing costs			(3,610)	(2,509)	
Total Secured Debt - Office Portfolio			**$520,890**	**$371,991**	
Senior Unsecured Notes: [2][3]					
4.500%, Senior Unsecured Notes	public debt	4.61%	300,000	300,000	04/18/22
3.150%, Senior Unsecured Notes	public debt	3.52%	275,000	275,000	05/15/23
Principal balance outstanding			575,000	575,000	
Adjustment for unamortized debt discount			(2,170)	(2,838)	
Unamortized deferred financing costs			(1,346)	(1,848)	
Total Senior Unsecured Notes, net:			**$571,484**	**$570,314**	
Revolving Credit Facilities & Unsecured Term Loans:					
2016 Unsecured Term Loan	7 Lenders	3.28%	-	$350,000	N/A
2017 Unsecured Term Loan	13 Lenders	3.46%	-	325,000	N/A
Revolving Credit Facilities	13 Lenders	LIBOR +1.35%	329,000	117,000	01/25/21
Unamortized deferred financing costs			-	(1,061)	
Total Revolving Credit Facilities & Unsecured Term Loans:			**$329,000**	**$790,939**	
Total Debt - Office Portfolio - A			**$1,421,374**	**$1,733,244**	

Notes:
See supporting "Debt Profile" notes on page 43.

4Q 2019 | CLI Company Highlights | 22

Residential Debt Profile

$ in thousands

	Lender	Effective Interest Rate [1]	December 31, 2019	December 31, 2018	Date of Maturity
Secured Construction Loans					
145 Front at City Square (F.K.A. Worcester)	Citizens Bank	LIBOR + 2.50%	-	$56,892	N/A
Marriott Hotels at Port Imperial (F.K.A. Port Imperial 4/5 Hotel) [5]	Fifth Third Bank	LIBOR + 3.40%	74,000	73,350	04/09/22
Chase III	Fifth Third Bank	LIBOR + 2.50%	24,064	-	05/16/22
Port Imperial South 9	Bank of New York Mellon	LIBOR + 2.13%	11,615	-	12/19/22
Short Hills Residential	People's United Bank	LIBOR + 2.15%	9,431	-	03/26/23
The Charlotte (F.K.A. 25 Christopher Columbus)	QuadReal Finance	LIBOR + 2.75%	5,144	-	12/01/24
Total Secured Construction Debt			**$124,254**	**$130,242**	
Secured Permanent Loans					
Park Square	Wells Fargo Bank N.A.	LIBOR + 1.87%	-	$25,167	N/A
Alterra I & II	Capital One/Freddie Mac	3.85%	-	100,000	N/A
The Chase at Overlook Ridge	New York Community Bank	3.74%	-	135,750	N/A
Monaco	Northwestern Mutual Life	3.15%	166,752	168,370	02/01/21
Port Imperial South 4/5 Retail	American General Life & A/G PC	4.56%	3,934	4,000	12/01/21
Portside 7	CBRE Capital Markets/Freddie Mac	3.57%	58,998	58,998	08/01/23
Signature Place (F.K.A. 250 Johnson)	Nationwide Life Insurance Company	3.74%	43,000	41,769	08/01/24
Liberty Towers	American General Life Insurance Company	3.37%	232,000	-	10/01/24
Portside 5/6	New York Life Insurance Co.	4.56%	97,000	97,000	03/10/26
Marbella	New York Life Insurance Co.	4.17%	131,000	131,000	08/10/26
M2 at Marbella	New York Life Insurance Co.	4.29%	117,000	-	08/10/26
145 Front Street	MUFG Union Bank	LIBOR + 1.84%	63,000	-	12/10/26
Quarry Place at Tuckahoe (F.K.A 150 Main Street)	Natixis Real Estate Capital LLC	4.48%	41,000	41,000	08/05/27
RiverHouse 11 at Port Imperial (F.K.A. Port Imperial South 11)	Northwestern Mutual Life	4.52%	100,000	100,000	01/10/29
Soho Lofts	New York Community Bank	3.77%	160,000	-	07/01/29
Riverwatch	New York Community Bank	3.79%	30,000	-	07/01/29
Port Imperial South 4/5 Garage	American General Life & A/G PC	4.85%	32,600	32,600	12/01/29
Principal balance outstanding			1,276,284	893,885	
Unamortized deferred financing costs			(13,394)	(6,489)	
Total Secured Permanent Debt			**$1,262,890**	**$887,396**	
Total Debt - Residential Portfolio - B			**$1,387,144**	**$1,059,407**	
Total Debt - Office Portfolio - A (from previous page)			**$1,421,374**	**$1,733,244**	
Total Consolidated Debt: A + B = C			**$2,808,518**	**$2,792,651**	

Notes:

See supporting "Debt Profile" notes on page 43.

4Q 2019 CLI Company Highlights 23

Consolidated Debt Maturity Schedule $ in thousands 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 - $3,934 $109,679 $9,431 $5,144 - - - - - - - - - - - $250,000 $124,500 - $150,000 - $170,686 - $58,998 $275,000 - $408,000 $41,000 - $322,600 - - $300,000 $275,000 - - - - - - Debt Maturity Schedule $700,00 0 $600,00 0 $500,00 0 $408,000 $400,00 0 $322,600 $300,00 0 $300,000 $275,000 $200,00 0 $41,000 $275,000 $250,000 $100,00 0 $170,686 $109,679 $58,998 $0 $3,934 $5,144 $9,431 2023 2020 2021 2022 2024 2025 2026 2027 2028 2029 Construction Office Secured Resident ial Secur ed Corporate* *Revolving Credit Facility is excluded from the table CLI Company Highlights 4Q 2019 24 $124,500$150,000 Construction Office Secured Residential Secured Corporate*

Unconsolidated Joint Ventures

$ in thousands

Property	Units/SF	Leased Occupancy	CLI's Nominal Ownership [1]	4Q 2019 NOI [a]	Total Debt	NOI After Debt Service [b]	CLI Share of NOI [c]	CLI Share of Debt	CLI NOI After Debt Service [d]	CLI 4Q 2019 FFO
Operating Properties										
Residential										
Metropolitan	130	92.3%	25.0%	$1,013	$41,228	$667	$253	$10,307	$106	$33
Metropolitan Lofts	59	94.9%	50.0%	363	13,145	207	182	6,573	104	109
RiverTrace at Port Imperial	316	97.8%	22.5%	1,908	82,000	1,250	429	18,450	281	278
Crystal House	825	96.6%	25.0%	3,280	159,492	2,016	820	39,873	504	487
Riverpark at Harrison	141	99.3%	45.0%	486	29,261	215	219	13,167	97	94
Station House	378	97.1%	50.0%	1,854	96,861	687	927	48,431	344	324
Urby Harborside	762	94.9%	85.0%	7,809	192,000	5,314	6,638	163,200	4,517	4,429
Subtotal - Residential	**2,611**	**96.2%**	**47.5%**	**$16,713**	**$613,987**	**$10,356**	**$9,468**	**$300,001**	**$5,953**	**$5,755**
Office										
12 Vreeland	139,750	100.0%	50.0%	$484	$6,267	$439	$242	$3,134	$220	$211
Offices at Crystal Lake	106,345	93.2%	31.3%	239	3,322	199	75	1,038	62	62
Subtotal - Office	**246,095**	**97.1%**	**41.9%**	**$723**	**$9,589**	**$638**	**$317**	**$4,172**	**$282**	**$273**
Retail/Hotel										
Riverwalk Retail	30,745	58.0%	20.0%	$195	-	$195	$39	-	$39	$13
Hyatt Regency Jersey City	351	88.6%	50.0%	3,896	100,000	2,979	1,948	50,000	1,490	1,474
Subtotal - Retail/Hotel		**87.1%**	**48.6%**	**$4,091**	**$100,000**	**$3,174**	**$1,987**	**$50,000**	**$1,529**	**$1,486**
Total Operating			**47.5%**	**$21,527**	**$723,576**	**$14,168**	**$11,772**	**$354,173**	**$7,764**	**$7,514**
Other Unconsolidated JVs				$2,096	$28,208	$2,096	$1,047	11,283	$1,047	$32
Total Unconsolidated JVs [3]				**$23,623**	**$751,784**	**$16,264**	**$12,819**	**$365,456**	**$8,811**	**$7,546**

Notes:
(a) The sum of property-level revenue, straight-line and ASC 805 adjustments; less: operating expense, real estate taxes and utilities.
(b) Property-level revenue; less: operating expense, real estate taxes and utilities, property-level G&A expense and property-level interest expense.
(c) GAAP NOI at Company's ownership interest in the joint venture property.
(d) NOI After Debt Service at Company's ownership interest in the joint venture property, calculated as Company's share of GAAP NOI after deducting Company's share of the unconsolidated joint ventures' interest expense. The Company's share of the interest expense is $4,107,000 for 4Q 2019.

See supporting "Unconsolidated Joint Ventures" notes on page 43 and Information About Net Operating Income (NOI) on page 46.

4Q 2019 CLI Company Highlights 25

Transaction Activity

$ in thousands (incl. per unit values) except per SF

Office Portfolio

	Location	Transaction Date	Number of Buildings	SF	Percentage Leased	Gross Asset Value [1]	Price Per SF	Weighted Average Cap Rate
1Q 2019 Acquisitions								
99 Wood Ave. South	Iselin, NJ	02/06/19	1	271,988	83.8%	$61,500	$226	
Total 1Q 2019 Acquisitions			**1**	**271,988**	**83.8%**	**$61,500**	**$226**	**7.2%**
1Q 2019 Dispositions								
721 Route 202/206	Bridgewater, NJ	01/11/19	1	192,741	0.0%	$6,000	$31	
2115 Linwood Ave.	Fort Lee, NJ	01/22/19	1	68,000	86.1%	16,088	237	
201 Littleton Ave.	Morris Plains, NJ	02/27/19	1	88,369	37.3%	5,250	59	
141 West Front St.	Red Bank, NJ	02/28/19	1	92,878	63.7%	22,000	237	
320 & 321 University Ave.	Newark, NJ	03/13/19	2	147,406	0.0%	26,015	176	
Northern Westchester Portfolio	Various NY / CT	03/29/19	56	3,148,512	91.1%	487,500	155	
Total 1Q 2019 Dispositions			**62**	**3,737,906**	**80.8%**	**$562,853**	**$151**	**5.4%**
2Q 2019 Dispositions								
650 From Rd.	Paramus, NJ	06/18/19	1	348,510	67.0%	$42,000	$121	
Total 2Q 2019 Dispositions			**1**	**348,510**	**67.0%**	**$42,000**	**$121**	**5.4%**
4Q 2019 Dispositions								
3600 Route 66	Neptune, NJ	10/18/19	1	180,000	100.0%	$26,015	$145	
5 Wood Hollow Rd.	Parsippany, NJ	12/18/19	1	317,040	65.2%	29,250	92	
Total 4Q 2019 Dispositions			**2**	**497,040**	**77.8%**	**$55,265**	**$111**	**7.9%**

Residential Portfolio

	Location	Transaction Date	Number of Buildings	Units / Keys	Percentage Leased	Gross Asset Value [1]	Price Per Unit	Weighted Average Cap Rate
1Q 2019 Acquisitions								
M2 at Marbella	Jersey City, NJ	01/31/19	1	311	94.5%	$195,000	$627	
Total 1Q 2019 Acquisitions			**1**	**311**	**94.5%**	**$195,000**	**$627**	**4.6%**
1Q 2019 Dispositions								
Park Square	Rahway, NJ	01/16/19	1	159	96.9%	$34,900	$219	
Total 1Q 2019 Dispositions			**1**	**159**	**96.9%**	**$34,900**	**$219**	**5.0%**
2Q 2019 Acquisitions								
Soho Lofts	Jersey City, NJ	04/01/19	1	377	97.9%	$263,800	$700	
107 Morgan (Land)	Jersey City, NJ	05/10/19	-	-	-	67,229	-	
Total 2Q 2019 Acquisitions			**1**	**377**	**97.9%**	**$331,029**	**$700**	**4.6%**
3Q 2019 Acquisitions								
Liberty Towers	Jersey City, NJ	09/26/19	1	648	97.3%	$409,000	$631	
Total 3Q 2019 Acquisitions			**1**	**648**	**97.3%**	**$409,000**	**$631**	**4.4%**
4Q 2019 Dispositions								
Alterra & The Chase at Overlook Ridge	Revere & Malden, MA	10/24/19	3	1,386	97.8%	$411,500	$297	
130 Monument Rd. (Development Site)	Bala Cynwyd, PA	11/08/19	-	-	-	8,941	-	
51 Washington St. (Development Site)	Conshohocken, PA	12/19/19	-	-	-	8,980	-	
Total 4Q 2019 Dispositions			**3**	**1,386**	**97.8%**	**$429,421**	**$297**	**4.9%**

Notes:

(1) Acquisitions list gross purchase prices; dispositions list gross sales proceeds

4Q 2019 CLI Company Highlights 26

Office Portfolio 4Q 2019 27

Property Listing

Waterfront					
Building	Location	Total SF	Leased SF	% Leased	Avg. Base Rent + Escalations [1]
101 Hudson	Jersey City, NJ	1,246,283	1,038,878	83.4%	$38.31
Harborside 2 & 3	Jersey City, NJ	1,487,222	1,239,495	83.3%	39.16
Harborside 4a	Jersey City, NJ	231,856	231,856	100.0%	38.93
Harborside 5	Jersey City, NJ	977,225	551,340	56.4%	40.80
111 River Street	Hoboken, NJ	566,215	448,486	79.2%	41.19
Total Waterfront		**4,508,801**	**3,510,055**	**77.8%**	**$39.42**

Class A Suburban					
Building	Location	Total SF	Leased SF	% Leased	Avg. Base Rent + Escalations [1]
1 Bridge Plaza	Fort Lee, NJ	200,000	147,899	73.9%	$30.15
101 Wood Avenue S	Iselin, NJ	262,841	262,841	100.0%	34.36
99 Wood Avenue S	Iselin, NJ	271,988	222,287	81.7%	37.15
581 Main Street	Woodbridge, NJ	200,000	200,000	100.0%	34.31
333 Thornall Street	Edison, NJ	196,128	174,371	88.9%	36.48
343 Thornall Street	Edison, NJ	195,709	195,709	100.0%	36.09
150 JFK Parkway	Short Hills, NJ	247,476	160,636	64.9%	37.29
51 JFK Parkway	Short Hills, NJ	260,741	254,733	97.7%	54.40
101 JFK Parkway	Short Hills, NJ	197,196	191,477	97.1%	43.97
103 JFK Parkway	Short Hills, NJ	123,000	123,000	100.0%	43.10
Total Class A Suburban		**2,155,079**	**1,932,953**	**89.7%**	**$39.11**

Suburban					
Building	Location	Total SF	Leased SF	% Leased	Avg. Base Rent + Escalations [1]
1 Giralda Farms	Madison, NJ	154,417	149,745	97.0%	$40.43
7 Giralda Farms	Madison, NJ	236,674	142,136	60.1%	36.48
4 Campus Drive	Parsippany, NJ	147,475	119,821	81.2%	25.48
6 Campus Drive	Parsippany, NJ	148,291	101,063	68.2%	26.65
7 Campus Drive	Parsippany, NJ	154,395	106,908	69.2%	28.10
8 Campus Drive	Parsippany, NJ	215,265	165,276	76.8%	31.75
9 Campus Drive	Parsippany, NJ	156,495	143,368	91.6%	23.26
1 Sylvan Way	Parsippany, NJ	150,557	122,938	81.7%	34.16
3 Sylvan Way	Parsippany, NJ	147,241	91,851	62.4%	32.26
5 Sylvan Way	Parsippany, NJ	151,383	149,271	98.6%	30.76
7 Sylvan Way	Parsippany, NJ	145,983	105,194	72.1%	30.51
4 Gatehall Drive	Parsippany, NJ	248,480	169,702	68.3%	28.44
2 Hilton Court	Parsippany, NJ	181,592	181,592	100.0%	42.64
2 Dryden Way	Parsippany, NJ	6,216	6,216	100.0%	17.94
100 Schultz Drive	Red Bank, NJ	100,000	28,506	28.5%	31.48
200 Schultz Drive	Red Bank, NJ	102,018	87,579	85.8%	29.67
1 River Center 1	Red Bank, NJ	122,594	119,622	97.6%	28.94
1 River Center 2	Red Bank, NJ	120,360	120,360	100.0%	27.80
1 River Center 3	Red Bank, NJ	194,518	74,621	38.4%	30.01
100 Overlook Center	Princeton, NJ	149,600	140,583	94.0%	31.63
5 Vaughn Drive	Princeton, NJ	98,500	43,310	44.0%	31.02
23 Main Street [2]	Holmdel, NJ	350,000	350,000	100.0%	18.11
325 Columbia Turnpike	Florham Park, NJ	168,144	162,983	96.9%	26.85
Total Suburban		**3,650,198**	**2,882,645**	**79.0%**	**$29.52**
Total Core Office Portfolio [3]		**10,314,078**	**8,325,653**	**80.7%**	**$35.92**

Notes:
See supporting "Property Listing" notes on page 43.

4Q 2019 CLI Office Portfolio 28

2020 Expirations by Building

Waterfront

Building	Location	Total SF	2020 Expirations SF	2020 Expirations % Total	2020 Expirations In-Place Rent	Current Asking Rent
101 Hudson	Jersey City, NJ	1,246,283	16,361	1.3%	$38.99	$47.00
Harborside 2 & 3	Jersey City, NJ	1,487,222	16,130	1.1%	32.58	43.00
Harborside 4a	Jersey City, NJ	231,856	-	0.0%	-	44.00
Harborside 5	Jersey City, NJ	977,225	28,653	2.9%	40.54	49.00
111 River Street	Hoboken, NJ	566,215	-	0.0%	-	52.00
Total Waterfront[1]		**4,508,801**	**61,144**	**1.4%**	**$38.02**	**$46.59**
Waterfront Vacancies		998,746	22.2%			

Class A Suburban

Building	Location	Total SF	2020 Expirations SF	2020 Expirations % Total	2020 Expirations In-Place Rent	Current Asking Rent
1 Bridge Plaza	Fort Lee, NJ	200,000	9,626	4.8%	$28.99	$32.00
101 Wood Avenue S	Iselin, NJ	262,841	-	0.0%	-	37.00
99 Wood Avenue S	Iselin, NJ	271,988	62,029	22.8%	42.36	37.00
581 Main Street	Woodbridge, NJ	200,000	-	0.0%	-	32.00
333 Thornall Street	Edison, NJ	196,128	20,885	10.6%	37.09	37.00
343 Thornall Street	Edison, NJ	195,709	35,345	18.1%	32.82	37.00
150 JFK Parkway	Short Hills, NJ	247,476	29,288	11.8%	38.87	48.00
51 JFK Parkway	Short Hills, NJ	260,741	31,033	11.9%	55.03	55.00
101 JFK Parkway	Short Hills, NJ	197,196	49,152	24.9%	45.10	45.00
103 JFK Parkway	Short Hills, NJ	123,000	-	0.0%	-	45.00
Total Class A Suburban		**2,155,079**	**237,358**	**11.0%**	**$41.73**	**$40.70**
Class A Vacancies		222,126	10.3%			

Suburban

Building	Location	Total SF	2020 Expirations SF	2020 Expirations % Total	2020 Expirations In-Place Rent	Current Asking Rent
1 Giralda Farms	Madison, NJ	154,417	-	0.0%	-	$37.00
7 Giralda Farms	Madison, NJ	236,674	-	0.0%	-	37.00
4 Campus Drive	Parsippany, NJ	147,475	31,911	21.6%	23.36	27.50
6 Campus Drive	Parsippany, NJ	148,291	6,214	4.2%	27.23	27.50
7 Campus Drive	Parsippany, NJ	154,395	35,696	23.1%	31.00	27.50
8 Campus Drive	Parsippany, NJ	215,265	3,450	1.6%	35.64	33.00
9 Campus Drive	Parsippany, NJ	156,495	3,515	2.2%	25.56	27.50
1 Sylvan Way	Parsippany, NJ	150,557	-	0.0%	-	33.00
3 Sylvan Way	Parsippany, NJ	147,241	-	0.0%	-	33.00
5 Sylvan Way	Parsippany, NJ	151,383	18,796	12.4%	27.66	33.00
7 Sylvan Way	Parsippany, NJ	145,983	-	0.0%	-	33.00
4 Gatehall Drive	Parsippany, NJ	248,480	28,906	11.6%	27.26	30.00
2 Hilton Court	Parsippany, NJ	181,592	-	0.0%	-	32.00
2 Dryden Way	Parsippany, NJ	6,216	-	0.0%	-	16.50
1 River Center 1	Red Bank, NJ	122,594	7,707	6.3%	26.85	30.00
1 River Center 2	Red Bank, NJ	120,360	6,790	5.6%	27.53	30.00
1 River Center 3 & 4	Red Bank, NJ	194,518	-	0.0%	-	30.00
100 Schultz Drive	Red Bank, NJ	100,000	-	0.0%	-	30.00
200 Schultz Drive	Red Bank, NJ	102,018	-	0.0%	-	30.00
100 Overlook Center	Princeton, NJ	149,600	-	0.0%	-	32.00
5 Vaughn Drive	Princeton, NJ	98,500	13,953	14.2%	30.57	30.00
23 Main Street	Holmdel, NJ	350,000	-	0.0%	-	18.50
325 Columbia Turnpike	Florham Park, NJ	168,144	9,649	5.7%	26.15	30.00
Total Suburban		**3,650,198**	**166,587**	**4.6%**	**$27.70**	**$30.06**
Suburban Vacancies		767,553	21.0%			
Total Core Office Portfolio		**10,314,078**	**465,089**	**4.5%**	**$36.22**	**$37.66**
Total Core Office Vacancies		1,988,425	19.3%			

Notes:
(1) Excludes Harborside 1 (399,578 RSF), which was removed from leasable inventory as of September 30, 2019.

4Q 2019

CLI Office Portfolio

29

Leasing Activity Percentage Leased Summary Wa terfront Cla s s A Suburba n Suburba n Subtotals Non-Core TOTALS 77.9% 90.0% 79.1% 80.8% 72.6% 80.7% 0.0% 0.0% (12.0%) (4.6%) 0.0% (4.5%) (0.1%) (0.3%) (0.1%) (0.1%) (2.3%) (0.1%) 77.8% 89.7% 79.0% 80.7% 70.3% 80.6% 3,300,159 1,923,155 2,793,966 8,017,280 108,432 8,125,712 209,896 9,798 88,679 308,373 2,860 311,233 998,746 222,126 767,553 1,988,425 46,943 2,035,368 Summary of Leasing Transaction Activity For the three months ended December 31, 2019 Wa terfront Cla s s A Suburba n Suburba n Subtotals Non-Core TOTALS 4 10 7 21 27,746 103,499 38,088 169,333 12,197 22,883 16,499 51,579 15,549 80,616 21,589 117,754 6,937 10,350 5,441 8,063 8.7 5.4 4.0 $49.89 37.23 29.15 $6.29 5.66 3.52 5.6 $37.49 $5.41 - - - - - - - - 21 169,333 51,579 117,754 8,063 5.6 $37.49 $5.41 Notes: (1) Inclusive of escalations. CLI Office Portfolio 4Q 2019 30 Number of Total Sq. Ft. Sq. Ft. Renewed Average Weighted Avg. Wtd. Avg. Wtd. Avg. Costs Transactions Sq. Ft. New Leases and Other Retained Sq. Ft. Term (Yrs) Base Rent ($) (1) Sq. Ft. Per Year ($) Pct. Leased Impact of Impact of Pct. Leased Sq. Ft. Leased Sq. Ft. Leased Sq. Ft. 9/30/2019 Acquisition/Disposition Leasing Activity 12/31/2019 Commercial Service Unleased

Leasing Rollforwards

For the three months ended December 31, 2019

	Pct. Leased 9/30/2019	Inventory 9/30/2019	Sq. Ft. Leased 9/30/2019	Inventory Acquired/ Disposed	Leased Sq. Ft. Acquired/ Disposed	Expiring/ Adj. Sq. Ft.	Incoming Sq. Ft.	Net Leasing Activity	Inventory 12/31/2019	Sq. Ft. Leased 12/31/2019	Pct. Leased 12/31/2019
Waterfront	77.9%	4,508,801	3,513,283	-	-	(30,974)	27,746	(3,228)	4,508,801	3,510,055	77.8%
Class A Suburban	90.0%	2,155,079	1,939,242	-	-	(109,788)	103,499	(6,289)	2,155,079	1,932,953	89.7%
Suburban	79.1%	4,147,238	3,280,542	(497,040)	(395,269)	(40,716)	38,088	(2,628)	3,650,198	2,882,645	79.0%
Subtotals	**80.8%**	**10,811,118**	**8,733,067**	**(497,040)**	**(395,269)**	**(181,478)**	**169,333**	**(12,145)**	**10,314,078**	**8,325,653**	**80.7%**
Non-Core	72.6%	158,235	114,893	-	-	(3,601)	-	(3,601)	158,235	111,292	70.3%
TOTALS	**80.7%**	**10,969,353**	**8,847,960**	**(497,040)**	**(395,269)**	**(185,079)**	**169,333**	**(15,746)**	**10,472,313**	**8,436,945**	**80.6%**

For the twelve months ended December 31, 2019

	Pct. Leased 12/31/18	Inventory 12/31/18	Sq. Ft. Leased 12/31/18	Inventory Acquired/ Disposed	Leased Sq. Ft. Acquired/ Disposed	Expiring/ Adj. Sq. Ft.	Incoming Sq. Ft.	Net Leasing Activity	Inventory 12/31/2019	Sq. Ft. Leased 12/31/2019	Pct. Leased 12/31/2019
Waterfront	73.2%	4,884,193	3,577,280	(375,392)	(194,066)	(17,678)	144,519	126,841	4,508,801	3,510,055	77.8%
Class A Suburban	94.2%	1,951,091	1,837,963	203,988	181,317	(239,789)	153,462	(86,327)	2,155,079	1,932,953	89.7%
Suburban	82.5%	4,135,607	3,410,439	(485,409)	(399,883)	(430,354)	302,443	(127,911)	3,650,198	2,882,645	79.0%
Flex Parks	92.8%	3,139,212	2,912,883	(3,139,212)	(2,858,629)	(107,291)	53,037	(54,254)	-	-	0.0%
Subtotals [(1)]	**83.2%**	**14,110,103**	**11,738,565**	**(3,796,025)**	**(3,271,261)**	**(795,112)**	**653,461**	**(141,651)**	**10,314,078**	**8,325,653**	**80.7%**
Non-Core	51.2%	708,786	362,655	(550,551)	(242,335)	(25,161)	16,133	(9,028)	158,235	111,292	70.3%
TOTALS	**81.7%**	**14,818,889**	**12,101,220**	**(4,346,576)**	**(3,513,596)**	**(820,273)**	**669,594**	**(150,679)**	**10,472,313**	**8,436,945**	**80.6%**

Notes:
(1) Percent Leased at 12/31/18 was 80.4% excluding Flex Parks.

4Q 2019 CLI Office Portfolio 31

Top 15 Tenants Merrill Lynch Pierce Fenner John Wiley & Sons Inc. MUFG Ba nk LTD. Dun & Bra ds treet Corpora tion Da iichi Sa nkyo Inc. TD Ameritra de Services Co. E-Tra de Fina ncia l Corpora tion KPMG LLP Inves tors Ba nk Vona ge America Inc. Plymouth Rock Ma na gement Co. Arch Ins ura nce Compa ny Ala cer Corpora tion (fka Pfizer Inc.) Sumitomo Mits ui Ba nking Corpora tion HQ Globa l Workpla ces LLC Totals 2 1 2 2 1 1 1 2 3 1 1 1 1 1 5 $10,898,022 10,888,237 10,189,469 7,516,240 6,909,661 6,894,300 5,290,600 5,224,111 5,161,708 4,826,500 4,351,725 4,326,008 4,306,008 4,156,989 4,125,006 $95,064,584 4.0% 4.0% 3.8% 2.8% 2.6% 2.5% 2.0% 1.9% 1.9% 1.8% 1.6% 1.6% 1.6% 1.5% 1.5% 35.1% 421,570 290,353 242,354 192,280 171,900 193,873 132,265 120,947 144,552 350,000 129,786 106,815 113,316 111,105 122,222 2,843,338 5.2% 3.6% 3.0% 2.4% 2.1% 2.4% 1.6% 1.5% 1.8% 4.3% 1.6% 1.3% 1.4% 1.4% 1.5% 35.1% (3) 2033 (4) 2023 2023 (5) 2021 (6) 2031 (7) (8) 2023 2031 2024 2025 (9) 2037 (10) (11) Notes: See supporting “Top 15 Tenants” notes on page 43. CLI Office Portfolio 4Q 2019 32 Percentage of Annualized Company Square Percentage Year of Number of Base Rental Annualized Base Feet Total Company Lease Properties Revenue ($) (1) Rental Revenue (%)(2) Leased Leased Sq. Ft. (%) (2) Expiration

Lease Expirations

Year of Expiration/Market	Number of Leases Expiring [1]	Net Rentable Area Subject to Expiring Leases (Sq. Ft.) [2]	Percentage of Total Leased Square Feet Represented by Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) [3][4]	Average Annualized Base Rent Per Net Rentable Square Foot Represented by Expiring Leases ($)	Percentage of Annual Base Rent Under Expiring Leases (%)
2020						
Waterfront	7	61,144	0.8	2,165,377	35.41	0.8
Class A Suburban	18	237,358	2.9	9,339,538	39.35	3.4
Suburban	23	166,587	2.0	4,389,754	26.35	1.6
Subtotal	**48**	**465,089**	**5.7**	**15,894,669**	**34.18**	**5.8**
Non-Core	2	5,235	0.1	140,850	26.91	0.1
TOTAL – 2020	**50**	**470,324**	**5.8**	**16,035,519**	**34.09**	**5.9**
2021						
Waterfront	18	392,953	4.8	14,441,400	36.75	5.3
Class A Suburban	19	131,275	1.6	5,266,981	40.12	1.9
Suburban	23	206,672	2.6	6,033,034	29.19	2.2
Subtotal	**60**	**730,900**	**9.0**	**25,741,415**	**35.22**	**9.4**
Non-Core	4	67,500	0.8	1,793,786	26.57	0.7
TOTAL – 2020	**64**	**798,400**	**9.8**	**27,535,201**	**34.49**	**10.1**
2022						
Waterfront	12	102,307	1.3	3,951,557	38.62	1.5
Class A Suburban	17	184,690	2.3	6,086,368	32.95	2.2
Suburban	30	295,311	3.6	8,558,097	28.98	3.2
Subtotal	**59**	**582,308**	**7.2**	**18,596,022**	**31.94**	**6.9**
Non-Core	4	35,697	0.4	964,165	27.01	0.3
TOTAL – 2021	**63**	**618,005**	**7.6**	**19,560,187**	**31.65**	**7.2**
2023						
Waterfront	11	324,360	4.0	11,929,205	36.78	4.4
Class A Suburban	17	279,198	3.4	10,586,628	37.92	3.9
Suburban	35	863,460	10.6	21,414,517	24.80	7.9
Subtotal	**63**	**1,467,018**	**18.0**	**43,930,350**	**29.95**	**16.2**
Non-Core	-	-	-	-	-	-
TOTAL – 2022	**63**	**1,467,018**	**18.0**	**43,930,350**	**29.95**	**16.2**
2024						
Waterfront	12	230,182	2.8	9,196,390	39.95	3.4
Class A Suburban	19	248,719	3.1	10,651,150	42.82	3.9
Suburban	30	330,705	4.1	9,286,738	28.08	3.4
Subtotal	**61**	**809,606**	**10.0**	**29,134,278**	**35.99**	**10.7**
Non-Core	-	-	-	-	-	-
TOTAL – 2023	**61**	**809,606**	**10.0**	**29,134,278**	**35.99**	**10.7**

Notes:
See supporting "Expirations" notes on page 44.

4Q 2019 CLI Office Portfolio 33

Lease Expirations (Cont.)

Year of Expiration/Market	Number of Leases Expiring (1)	Net Rentable Area Subject to Expiring Leases (Sq. Ft.) (2)	Percentage of Total Leased Square Feet Represented by Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (3)(4)	Average Annualized Base Rent Per Net Rentable Square Foot Represented by Expiring Leases ($)	Percentage of Annual Base Rent Under Expiring Leases (%)
2025						
Waterfront	9	123,680	1.5	4,065,936	32.87	1.5
Class A Suburban	21	223,891	2.7	7,910,742	35.33	2.9
Suburban	13	217,419	2.7	7,333,201	33.73	2.7
Subtotal	**43**	**564,990**	**6.9**	**19,309,879**	**34.18**	**7.1**
Non-Core	-	-	-	-	-	-
TOTAL – 2024	**43**	**564,990**	**6.9**	**19,309,879**	**34.18**	**7.1**
2026 AND THEREAFTER						
Waterfront	50	2,065,533	25.3	73,929,687	37.59	27.2
Class A Suburban	26	620,744	7.7	21,824,691	35.16	8.1
Suburban	42	715,588	8.9	20,726,480	28.96	7.5
Subtotal	**118**	**3,401,865**	**41.9**	**116,480,858**	**34.24**	**42.8**
Non-Core	-	-	-	-	-	-
TOTAL – 2025 AND THEREAFTER	**118**	**3,401,865**	**41.9**	**116,480,858**	**34.24**	**42.8**

Expirations by Type

Year of Expiration/Market	Number of Leases Expiring (1)	Net Rentable Area Subject to Expiring Leases (Sq. Ft.) (2)	Percentage of Total Leased Square Feet Represented by Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (3)(4)	Average Annualized Base Rent Per Net Rentable Square Foot Represented by Expiring Leases ($)	Percentage of Annual Base Rent Under Expiring Leases (%)
TOTALS BY TYPE						
Waterfront	119	3,300,159	40.5	119,679,552	36.26	44.1
Class A Suburban	137	1,925,875	23.7	71,666,098	37.21	26.3
Suburban	196	2,795,742	34.5	77,741,821	27.81	28.5
Subtotal	**452**	**8,021,776**	**98.7**	**269,087,471**	**33.54**	**98.9**
Non-Core	10	108,432	1.3	2,898,801	26.73	1.1
Totals/Weighted Average	**462**	**8,130,208**	**100.0**	**$271,986,272**	**33.45**	**100.0**

Notes:
See supporting "Expirations" notes on page 44.

4Q 2019 CLI Office Portfolio 34

Multifamily Portfolio 4Q 2019 35

Operating Communities – Residential

$ in thousands, except per home

- 4Q 2019 Percentage Leased: **95.0%**
- 4Q 2019 Avg. Revenue Per Home: **$2,938**

							Operating Highlights							
Operating - Residential	Location	Ownership	Apartments	Rentable SF	Avg. Size	Year Complete	Percentage Leased 4Q 2019	Percentage Leased 3Q 2019	Average Revenue Per Home 4Q 2019	Average Revenue Per Home 3Q 2019	NOI* 4Q 2019	NOI* 3Q 2019	NOI* YE 2019	Debt Balance
Consolidated														
Liberty Towers	Jersey City, NJ	100.00%	648	603,110	931	2003	97.4%	97.3%	$2,204	N/A	$4,464	$356	$4,820	$232,000
Marbella [(a)]	Jersey City, NJ	74.27%	412	369,515	897	2003	89.1%	94.7%	3,364	3,260	2,328	2,041	9,207	131,000
Monaco [(a)]	Jersey City, NJ	100.00%	523	475,742	910	2011	85.9%	88.3%	3,526	3,551	3,031	3,218	13,191	165,000
M2	Jersey City, NJ	74.27%	311	273,132	878	2016	92.3%	97.1%	3,543	3,860	2,081	2,131	7,742	117,000
Soho Lofts	Jersey City, NJ	100.00%	377	449,067	1,191	2017	96.0%	97.9%	4,038	4,124	2,333	2,628	7,992	160,000
RiverHouse 11	Weehawken, NJ	100.00%	295	250,591	849	2018	98.0%	98.6%	3,183	2,845	1,807	1,781	6,638	100,000
Riverwatch	New Brunswick, NJ	100.00%	200	147,852	739	1997	93.5%	96.0%	1,072	1,848	548	420	2,073	30,000
Signature Place at Morris Plains	Morris Plains, NJ	100.00%	197	203,716	1,034	2018	95.9%	98.0%	3,292	2,476	1,170	776	3,127	43,000
Quarry Place at Tuckahoe	Eastchester, NY	100.00%	108	105,509	977	2016	100.0%	97.2%	3,562	3,572	641	631	2,607	41,000
Portside at East Pier - 7	East Boston, MA	100.00%	181	156,091	862	2015	96.7%	99.4%	2,945	2,904	1,166	1,091	4,409	58,998
Portside at East Pier - 5/6	East Boston, MA	100.00%	296	235,078	794	2018	98.0%	99.3%	2,851	2,761	1,777	1,783	6,411	97,000
145 Front at City Square	Worcester, MA	100.00%	365	305,656	837	2018	97.0%	99.7%	3,053	1,835	1,167	1,198	3,061	63,000
Alterra at Overlook Ridge [(b)]	Revere, MA	N/A	N/A	N/A	N/A	2008	N/A	98.9%	N/A	2,002	958	2,405	8,512	N/A
The Chase at Overlook Ridge [(b)]	Malden, MA	N/A	N/A	N/A	N/A	2014	N/A	98.0%	N/A	2,165	783	2,498	8,529	N/A
Consolidated		**95.25%**	**3,913**	**3,575,059**	**914**		**94.3%**	**96.4%**	**$3,057**	**$3,078**	**$24,254**	**$22,957**	**$88,319**	**$1,237,998**
Unconsolidated Joint Ventures [(1)]														
Urby Harborside	Jersey City, NJ	85.00%	762	474,476	623	2017	94.9%	96.7%	$3,066	$3,002	$7,809	$4,480	$20,809	$192,000
RiverTrace at Port Imperial	West New York, NJ	22.50%	316	295,767	936	2014	97.8%	97.8%	3,193	3,244	1,908	1,813	7,332	82,000
RiverPark at Harrison	Harrison, NJ	45.00%	141	125,498	890	2014	99.3%	94.3%	2,535	2,289	486	478	1,774	29,261
Metropolitan at 40 Park [(2)]	Morristown, NJ	25.00%	130	124,237	956	2010	92.3%	94.6%	3,301	3,370	719	752	2,987	35,161
Metropolitan Lofts	Morristown, NJ	50.00%	59	54,683	927	2018	94.9%	94.9%	3,459	3,221	363	319	1,388	13,145
Station House	Washington, DC	50.00%	378	290,348	768	2015	97.1%	97.6%	2,715	2,724	1,854	2,088	7,488	96,861
Crystal House	Arlington, VA	25.00%	825	738,786	895	1962	96.6%	97.7%	2,236	2,253	3,280	3,381	12,832	159,492
Joint Ventures		**47.47%**	**2,611**	**2,103,795**	**806**		**96.2%**	**97.0%**	**$2,760**	**$2,739**	**$16,419**	**$13,311**	**$54,610**	**$607,920**
Total Residential - Operating Communities [(3)]		**76.13%**	**6,524**	**5,678,854**	**870**		**95.0%**	**96.7%**	**$2,938**	**$2,928**	**$40,673**	**$36,268**	**$142,929**	**$1,845,918**

Operating - Hotels	Location	Ownership	Keys	Year Complete	Average Occupancy 4Q 2019	Average Occupancy 3Q 2019	ADR 4Q 2019	ADR 3Q 2019	NOI* 4Q 2019	NOI* 3Q 2019	NOI* YE 2019	Debt Balance
Envue, Autograph Collection	Weehawken, NJ	100.00%	208	2019	78.1%	71.1%	$210	$222	$1,591	($1,277)	$314	
Residence Inn at Port Imperial	Weehawken, NJ	100.00%	164	2018	90.3%	87.1%	201	204	1,507	406	2,756	
Marriott Hotels at Port Imperial		**100.00%**	**372**		**83.5%**	**87.1%**	**$206**	**$204**	**$3,098**	**($871)**	**$3,070**	**$74,000**

Notes:

(a) Percentage leased is shown net of the 27 units under renovation at Monaco and the 24 units under renovation at Marbella as of December 31, 2019.

(b) On October 24, 2019, the Company disposed of Alterra & The Chase at Overlook Ridge for a gross price of $411.5 million.

See Information About Net Operating Income on page 44. See supporting "Operating & Lease-Up Communities" notes on page 44.

4Q 2019 CLI Multifamily Portfolio 36

Operating Communities - Commercial

$ in thousands

Operating - Commercial	Location	Ownership	Spaces	Rentable SF	Year Complete	Percentage Leased 4Q 2019	Percentage Leased 3Q 2019	NOI* 4Q 2019	NOI* 3Q 2019	NOI* YE 2019	Debt Balance
						Operating Highlights					
Consolidated											
Port Imperial Garage South	Weehawken, NJ	70.00%	800	320,426	2013	NA	NA	$547	$468	$1,746	$32,600
Port Imperial Retail South	Weehawken, NJ	70.00%		18,064	2013	69.2%	81.6%	105	150	535	3,934
Port Imperial Garage North	Weehawken, NJ	100.00%	786	304,617	2015	NA	NA	163	222	761	-
Port Imperial Retail North	Weehawken, NJ	100.00%		8,400	2015	100.0%	100.0%	105	15	330	-
Consolidated		**84.41%**		**651,507**		**79.0%**	**87.4%**	**$920**	**$855**	**$3,372**	**$36,534**
Unconsolidated Joint Ventures											
Shops at 40 Park	Morristown, NJ	25.00%		50,973	2010	69.0%	69.0%	$294	$206	$1,034	$6,067
Riverwalk at Port Imperial	West New York, NJ	20.00%		30,745	2008	66.2%	58.0%	195	138	$603	-
Subordinate Interests		**23.12%**		**81,718**		**67.9%**	**64.9%**	**$489**	**$344**	**$1,637**	**$6,067**
Total Commercial		**77.58%**		**733,225**		**77.7%**	**84.9%**	**$1,409**	**$1,199**	**$5,009**	**$42,601**

Summary of Consolidated RRT NOI by Type (unaudited):

	4Q 2019	3Q 2019
Total Consolidated Residential - Operating Communities - from p. 36 [1]	$24,254	$22,957
Total Consolidated Commercial - (from table above)	920	855
Total NOI from Consolidated Properties (excl unconsol. JVs/subordinated interests):	$25,174	$23,812
NOI (loss) from services, land/development/repurposing & other assets	1,990	879
Total NOI for RRT (see Information About Net Operating Income on p. 46)*:	**$27,164**	**$24,691**

Notes:
See Information About Net Operating Income on page 46.
(1) Includes recently stabilized communities

4Q 2019 CLI Multifamily Portfolio 37

In-Construction Communities

- RRT's share of projected stabilized NOI will be **$54.4 million**

$ in thousands

				Project Capitalization - Total				Capital as of 4Q 2019			Development Schedule				
Community	Location	Ownership	Apartment Homes/Keys	Costs	Debt [1]	MCRC Capital	Third Party Capital	Dev Costs [2]	Debt Balance	MCRC Capital	Start	Initial Occupancy	Project Stabilization	Projected Stabilized NOI	Projected Stabilized Yield
Consolidated															
Building 9 at Port Imperial	Weehawken, NJ	100.00%	313	$142,920	$92,000	$50,920	-	$62,535	$11,615	$50,920	3Q 2018	4Q 2020	4Q 2021	$9,344	6.54%
Chase III at Overlook Ridge [3]	Malden, MA	100.00%	326	99,433	60,699	38,734	-	62,798	24,064	38,734	3Q 2018	1Q 2020	1Q 2021	6,306	6.34%
Short Hills Residential	Short Hills, NJ	100.00%	193	99,412	64,000	35,412	-	44,843	9,431	35,412	4Q 2018	4Q 2020	3Q 2021	5,910	5.94%
The Charlotte	Jersey City, NJ	100.00%	750	469,500	300,000	169,500	-	127,620	5,144	122,476	1Q 2019	1Q 2022	4Q 2023	28,098	5.98%
Consolidated		**100.00%**	**1,582**	**$811,265**	**$516,699**	**$294,566**	**$0**	**$297,796**	**$50,254**	**$247,542**				**$49,658**	**6.16%**
Joint Ventures															
PI North - Riverwalk C	West New York, NJ	40.00%	360	191,770	112,000	35,070	44,700	107,978	28,208	35,070	4Q 2017	4Q 2020	1Q 2022	11,905	6.21%
Joint Ventures		**40.00%**	**360**	**$191,770**	**$112,000**	**$35,070**	**$44,700**	**$107,978**	**$28,208**	**$35,070**				**$11,905**	**6.21%**
Total In-Construction Communities		**88.88%**	**1,942**	**$1,003,035**	**$628,699**	**$329,636**	**$44,700**	**$405,774**	**$78,462**	**$282,612**				**$61,563**	**6.17%**
							2020 MCRC Remaining Capital	405,659	358,635	47,024					
							Thereafter MCRC Remaining Capital	191,602	191,602	-					
							Total Remaining Capital	**$597,271**	**$550,237**	**$47,024**					

	4Q 2019	YE 2020	YE 2021
Operating & Construction Apts. (projected)	8,466	10,243	10,423
Future Development Apts.	9,373	7,596	7,596
% Growth in Operating & Construction Units (projected)	-	-	-

Notes:
NOI amounts are projected only. See Information About Net Operating Income (NOI) on page 46.
See supporting "In-Construction Communities" notes on page 44.

4Q 2019 CLI Multifamily Portfolio 38

Future Start Communities

- As of December 31, 2019, the Company has a future development portfolio of **9,373** residential units
- All priority starts (**1,777** units) are located on the Hudson River Waterfront

Priority Starts	Location	Apartments	Current Ownership	Target Start
PI South - Park Parcel	Weehawken, NJ	302	100%	2020
Plaza 8	Jersey City, NJ	679	100%	2020
Urby Harborside II	Jersey City, NJ	796	85%	2021
Total Priority Starts		**1,777**	93%	

Future Developments – Hudson Waterfront	Location	Apartment
PI South – Building 16	Weehawken, NJ	131
PI South – Office 1/3 (1)	Weehawken, NJ	300
Plaza 9	Jersey City, NJ	1,060
107 Morgan	Jersey City, NJ	803
Liberty Landing Phase I	Jersey City, NJ	265
Liberty Landing – Future Phases	Jersey City, NJ	585
PI South – Building 2	Weehawken, NJ	200
PI North – Riverbend 6	West New York, NJ	471
PI North – Building I	West New York, NJ	224
PI North – Building J	West New York, NJ	141
Subtotal		**4,180**
Priority Starts		**1,777**
Total – Hudson Waterfront		**5,957**

Future Developments	Location	Apartment
1 Water Street	White Plains, NY	300
6 Becker Farm	Roseland, NJ	299
1633 Littleton (repurposing)	Parsippany, NJ	345
233 Canoe Brook Road - Hotel	Short Hills, NJ	200
65 Livingston	Roseland, NJ	140
Subtotal - Northeast Corridor		**1,284**
Portside 1-4	East Boston, MA	300
Overlook IIIA	Malden, MA	250
Overlook V/VI	Malden, MA	444
Subtotal - Boston Metro		**994**
Crystal House – III	Arlington, VA	432
Crystal House – IV	Arlington, VA	222
Crystal House – VI - VIII	Arlington, VA	84
Subtotal - Washington, DC		**738**
Acquisition Options (2)		
Freehold	Freehold, NJ	400
Subtotal - Acquisition Options		**400**
Total Future Start Communities		**9,373**

Notes:
See supporting "Future Start Communities" notes on page 44.

4Q 2019 CLI Multifamily Portfolio 39

Development Activity and Cash Flow Growth

$ in millions
(unaudited)

	RRT Nominal Ownership	% Leased As of: 12/31/2019	Actual/Projected Initial Leasing	Units	Projected Yield	Projected Stabilized NOI	Projected Share of Stabilized NOI After Debt Service
2018 Deliveries							
Signature Place at Morris Plains	100.0%	95.9%	1Q 2018	197	6.68%	$3.3	$1.8
Metropolitan Lofts	50.0%	94.9%	1Q 2018	59	6.72%	1.3	0.3
145 Front Street at City Square	100.0%	97.0%	2Q 2018	365	6.21%	5.5	3.2
Portside 5/6	100.0%	98.0%	2Q 2018	296	6.40%	7.6	3.2
RiverHouse 11 at Port Imperial	100.0%	98.0%	3Q 2018	295	6.60%	8.0	3.5
Total 2018 Deliveries	**97.6%**	**97.2%**		**1,212**	**6.45%**	**$25.7**	**$12.0**
2019 Deliveries							
Marriott Hotels at Port Imperial	100.0%		4Q 2018	372	8.81%	$13.9	$9.2
Total 2019 Deliveries	**100.0%**			**372**	**8.81%**	**$13.9**	**$9.2**
2020 Deliveries (A)							
Chase III at Overlook Ridge	100.0%		1Q 2020	326	6.09%	$6.1	$3.4
Port Imperial South 9	100.0%		4Q 2020	313	6.37%	9.1	5.2
PI North – Riverwalk C	40.0%		4Q 2020	360	6.10%	11.7	2.8
Short Hills Residential	100.0%		4Q 2020	193	5.94%	5.9	3.2
Total 2020 Deliveries	**81.9%**			**1,192**	**6.14%**	**$32.8**	**$14.6**
2022 Deliveries (B)							
The Charlotte	100.0%		1Q 2022	750	5.97%	$28.1	$14.6
Total 2022 Deliveries	**100.0%**			**750**	**5.97%**	**$28.1**	**$14.6**
Total In-Construction (A + B)	**88.9%**			**1,942**	**6.08%**	**$60.9**	**$29.2**
Total	**93.0%**			**3,526**	**6.49%**	**$100.5**	**$50.4**

Notes:
NOI amounts are projected only. See Information About Net Operating Income (NOI) on page 46.

4Q 2019 | CLI Multifamily Portfolio | 40

Roseland Balance Sheet

$ in thousands
(unaudited)

	4Q 2019	4Q 2018
ASSETS		
Rental Property		
Land and leasehold interests	$322,792	$205,665
Buildings and improvements	1,811,505	1,229,751
Tenant improvements	1,981	1,254
Furniture, fixtures and equipment	72,224	45,635
Land and improvements held for development	292,350	285,451
Development and construction in progress	396,391	247,811
Total Gross Rental Property	**2,897,243**	**2,015,567**
Less: Accumulated depreciation	(90,627)	(81,398)
Net Investment in Rental Property	**2,806,616**	**1,934,169**
Assets held for sale, net	-	33,956
Total Property Investments	**2,806,616**	**1,968,125**
Cash and cash equivalents	8,654	13,924
Restricted cash	10,520	8,116
Investments in unconsolidated JV's	201,724	218,771
Unbilled rents receivable, net	2,745	2,756
Deferred charges & other assets	47,749	47,390
Accounts receivable, net of allowance	1,401	1,415
Total Assets	**$3,079,409**	**$2,260,497**
LIABILITIES & EQUITY		
Mortgages, loans payable & other obligations	$1,387,144	$1,059,406
Note payable to affiliate	19,300	-
Accounts pay, accrued exp and other liabilities	85,377	48,333
Rents recv'd in advance & security deposits	6,569	5,981
Accrued interest payable	3,950	2,668
Total Liabilities	**1,502,340**	**1,116,388**
Redeemable noncontrolling interest - Rockpoint Group	451,058	278,135
Noncontrolling interests in consolidated joint ventures	47,064	40,047
Mack-Cali capital	1,078,947	825,927
Total Liabilities & Equity	**$3,079,409**	**$2,260,497**

4Q 2019 CLI Multifamily Portfolio 41

Roseland Income Statement

$ in thousands
(unaudited)

	4Q 2019	3Q 2019	2Q 2019	1Q 2019	4Q 2018
REVENUES					
Base rents	$34,919	$34,232	$29,424	$27,620	$25,772
Escalation and recoveries from tenants	1,223	1,377	1,442	1,133	1,068
Real estate services	2,995	1,450	1,439	3,730	3,720
Parking income	3,366	3,240	3,004	2,685	2,734
Hotel income	4,139	3,325	2,094	283	-
Other income	1,056	942	929	908	930
Total revenues	**$47,698**	**$44,566**	**$38,332**	**$36,359**	**$34,224**
EXPENSES					
Real estate taxes	$6,082	$5,664	$4,967	$4,569	$3,783
Utilities	1,216	1,712	1,461	1,766	1,494
Operating services	8,982	9,739	7,135	7,443	5,847
Real estate service expenses	3,703	1,961	1,937	4,213	4,094
General and administrative	3,377	3,025	3,484	3,196	3,498
Depreciation and amortization	22,564	17,228	14,897	15,057	12,002
Land and other impairments	1,035	2,137	2,499	-	24,566
Total expenses	**$46,959**	**$41,466**	**$36,380**	**$36,244**	**$55,284**
Operating Income	**$739**	**$3,100**	**$1,952**	**$115**	**($21,060)**
OTHER (EXPENSE) INCOME					
Interest expense	($10,363)	($10,330)	($9,218)	($9,067)	($6,900)
Interest and other investment income (loss)	844	152	151	151	2
Equity in earnings (loss) of unconsolidated joint ventures	2,297	(420)	(600)	(1,402)	(1,797)
Gain on change of control of interests	-	-	0	13,790	0
Realized gains (losses) and unrealized losses on disposition	113,787	-	270	13	100
Gane on sale of land/other	(44)	296	-	-	-
Gain (loss) from early extinguishment of debt, net	-	-	-	0	(461)
Total other income (expense)	**$106,521**	**($10,302)**	**($9,397)**	**$3,485**	**($9,056)**
Net income (loss)	**$107,260**	**($7,202)**	**($7,445)**	**$3,600**	**($30,116)**
Noncontrolling interest in consolidated joint ventures	$140	$405	$846	$1,248	$640
Redeemable noncontrolling interest	(6,015)	(6,015)	(4,551)	(4,212)	(3,951)
Net income (loss) available to common shareholders	**$101,385**	**($12,812)**	**($11,150)**	**$636**	**($33,427)**

4Q 2019 CLI Multifamily Portfolio 42

Appendix Key Financial Metrics - (Page 6) $ in thousands (1)Funds from operations (“FFO”) is calculated in accordance with the definition of the National Association of Real Estate Investment Trusts (NAREIT). See p.19 “Information About FFO, Core FFO & AFFO”. (2)Includes any outstanding preferred units presented on a converted basis into common units, noncontrolling interests in consolidated joint ventures and redeemable noncontrolling interests. (3)Net Debt to EBITDA results are represent completion of the Liberty Towers-Overlook Ridge 1031 exchange. Balance Sheet - (Page 11) (1)Includes mark-to-market lease intangible net assets of $89,037 and mark-to-market lease intangible net liabilities of $38,929 as of 4Q 2019. Debt Summary & Maturity Schedule - (Page 21) (1)The actual weighted average LIBOR rate for the Company’s outstanding variable rate debt was 1.74 percent as of December 31, 2019, plus the applicable spread. (2)Excludes amortized deferred financing costs primarily pertaining to the Company’s unsecured revolving credit facility which amounted to $803,000 for the three months ended December 31, 2019. Debt Profile - (Pages 22-23) (1)Effective rate of debt, including deferred financing costs, comprised of the cost of terminated treasury lock agreements (if any), debt initiation costs, mark-to-market adjustment of acquired debt and other transaction costs, as applicable. (2)Senior unsecured debt is rated BB-/Ba2/BB by S&P, Moody’s and Fitch respectively. (3)Cost of terminated treasury lock agreements (if any), offering and other transaction costs and the discount/premium on the notes, as applicable. 2019/2020 Debt Maturities - (Page 24) (1)Construction loan LTVs are calculated using the respective maximum loan balance. Unconsolidated Joint Ventures - (Page 25) (1)Amounts represent the Company’s share based on ownership percentage. (2)On January 31, 2019, the Company acquired Prudential’s 50% ownership interest in M2, consolidating the asset on the Company’s balance sheet. Amounts represent joint venture activity prior to the Company’s consolidation. On February 28, 2019, the Company disposed of its 50% interest in Red Bank Corporate Plaza. (3)Unconsolidated Joint Venture reconciliation is as follows: Equity in Earnings of Unconsolidated Joint Ventures Unconsolidated Joint Venture Funds from Operations Joint Venture Share of Add-Back of Real Estate-Related Depreciation Minority Interest in Consolidated Joint Venture Share of Depreciation EBITDA Depreciation Add-Back Property Listing - (Page 28) 4Q 2019 ($3,223) 7,546 4,323 (645) $3,678 (1)Includes annualized base rental revenue plus escalations for square footage leased to commercial and retail tenants only. Excludes leases for amenity, parking and month-to-month tenants. Annualized base rental revenue plus escalations is based on actual December 2019 billings times 12. For leases whose rent commences after January 1, 2020 annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above. (2)Average base rents + escalations reflect rental values on a triple net basis. (3)Excludes non-core holdings targeted for sale at 158,235 SF; excludes consolidated repositionings taken offline totaling 218,454 SF. Total consolidated office portfolio of 10,314,078 SF. Top 15 Tenants - (Page 32) (1)Annualized base rental revenue is based on actual December 2019 billings times 12. For leases whose rent commences after January 1, 2020, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above. (2)Represents the percentage of space leased and annual base rental revenue to commercial tenants only. (3)33,363 square feet expire in 2021; 388,207 square feet expire in 2027. (4)5,004 square feet expire in 2021; 237,350 square feet expire in 2029. (5)Space expires December 31, 2022. (6)Space expires December 31, 2020. (7)66,606 square feet expire in 2024; 54,341 square feet expire in 2026. (8)5,256 square feet expire in 2022; 82,936 square feet expire in 2026; 56,360 square feet expire in 2030. (9)Space expires December 31, 2024. (10) Space expires December 31, 2036. (11) 17,855 square feet expire in 2021; 38,930 square feet expire in 2024 (expires December 31, 2023); 45,042 square feet expire in 2024; 20,395 square feet expire in 2026 4Q 2019 43

Appendix - Continued

Expirations - (Pages 33-34)

(1) Includes office & standalone retail property tenants only. Excludes leases for amenity, retail, parking & month-to-month tenants. Some tenants have multiple leases.

(2) Reconciliation to Company's total net rentable square footage is as follows:

	Square Feet
Square footage leased to commercial tenants	8,130,208
Square footage used for corporate offices, management offices, building use, retail tenants, food services, other ancillary service tenants and occupancy adjustments	306,737
Square footage unleased	2,035,368
Total net rentable square footage (excluding ground leases)	**10,472,313**

(3) Annualized base rental revenue is based on actual December 2019 billings times 12. For leases whose rent commences after January 1, 2020 annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(4) Includes leases in effect as of the period end date, some of which have commencement dates in the future, and leases expiring December 31, 2019 aggregating 31,982 square feet and representing annualized base rent of $1,499,990 for which no new leases were signed.

Operating & Recently Stabilized Communities - (Page 36)

(1) Unconsolidated joint venture income represented at 100% venture NOI. See Information on Net Operating Income (NOI) on page 46.

(2) As of December 31, 2019, Priority Capital included Metropolitan at $20,914,422 (Prudential).

(3) Excludes approximately 128,000 SF of ground floor retail.

In-Construction Communities - (Page 38)

(1) Represents maximum loan proceeds.

(2) Represents development costs funded with debt or capital as of December 31, 2019.

(3) As a result of revisions to the existing budget for the Chase III project, the Company anticipates not needing to use the maximum funding amount on the loan, $62 million.

Future Start Communities - (Page 39)

(1) These land parcels are under contract to be sold.

(2) Currently approved for approximately 290,000 square feet of office space.

(3) Freehold: Roseland has signed an acquisition agreement, subject to certain conditions.

4Q 2019 44

Global Definitions

Average Revenue Per Home: Calculated as total apartment revenue for the quarter ended September 30, divided by the average percent occupied for the quarter ended September 30, 2018, divided by the number of apartments and divided by three.

Consolidated Operating Communities: Wholly owned communities and communities whereby the Company has a controlling interest.

Class A Suburban: Long-term hold office properties in targeted submarkets; formerly defined as Urban Core.

Flex Parks: Primarily office/flex properties, including any office buildings located within the respective park.

Future Development: Represents land inventory currently owned or controlled by the Company.

Identified Repurposing Communities: Communities not currently owned by RRT, which have been identified for transfer from Mack-Cali to RRT for residential repurposing.

In-Construction Communities: Communities that are under construction and have not yet commenced initial leasing activities.

Lease-Up Communities: Communities that have commenced initial operations but have not yet achieved Project Stabilization.

MCRC Capital: Represents cash equity that the Company has contributed or has a future obligation to contribute to a project.

Net Asset Value (NAV): The metric represents the net projected value of the Company's interest after accounting for all priority debt and equity payments. The metric includes capital invested by the Company.

Non-Core: Properties designated for eventual sale/disposition or repositioning/redevelopment.

Operating Communities: Communities that have achieved Project Stabilization.

Predevelopment Communities: Communities where the Company has commenced predevelopment activities that have a near-term projected project start.

Project Completion: As evidenced by a certificate of completion by a certified architect or issuance of a final or temporary certificate of occupancy.

Project Stabilization: Lease-Up communities that have achieved over 95 percentage leased for six consecutive weeks.

Projected Stabilized Yield: Represents Projected Stabilized Residential NOI divided by Total Costs. See following page for "Projected Stabilized Residential NOI" definition.

Repurposing Communities: Commercial holdings of the Company which have been targeted for rezoning from their existing office to new multi-family use and have a likelihood of achieving desired rezoning and project approvals.

Subordinated Joint Ventures: Joint Venture communities where the Company's ownership distributions are subordinate to payment of priority capital preferred returns.

Suburban: Long-term hold office properties (excluding Class A Suburban and Waterfront locations); formerly defined as Suburban Core

Third Party Capital: Capital invested by third parties and not Mack-Cali.

Total Costs: Represents full project budget, including land and developer fees, and interest expense through Project Completion.

Waterfront: Office assets located on NJ Hudson River waterfront.

3Q 2019 45

Information About Net Operating Income (NOI)

$ in thousands
(unaudited)

Reconciliation of Net Income (Loss) to Net Operating Income (NOI)

	4Q 2019			3Q 2019		
	Office/Corp	Roseland	Total	Office/Corp	Roseland	Total
Net Income (loss)	($162,668)	$107,260	($55,408)	($48,819)	($7,202)	($56,021)
Deduct:						
Real estate services income	(95)	(2,995)	(3,090)	(1,961)	(1,450)	(3,411)
Interest and other investment loss (income)	(42)	(844)	(886)	(37)	(152)	(189)
Equity in (earnings) loss of unconsolidated joint ventures	2,734	(2,297)	437	(307)	420	113
General and administrative - property level	-	(1,259)	(1,259)	-	(1,310)	(1,310)
Gain on change of control of interests	-	-	-	-	-	-
Realized (gains) losses and unrealized losses on disposition	121,868	(113,787)	8,081	35,079	-	35,079
(Gain) loss on disposition of developable land	-	44	44	-	(296)	(296)
Gain on sale of investment in unconsolidated joint venture	-	-	-	-	-	-
(Gain) loss from early extinguishment of debt, net	153	-	153	98	-	98
Add:						
Real estate services expenses	65	3,703	3,768	1,944	1,961	3,905
Leasing personnel costs	444	-	444	534	-	534
General and administrative	13,139	3,377	16,516	9,029	3,025	12,054
Depreciation and amortization	13,342	22,564	35,906	32,310	17,228	49,538
Interest expense	12,388	10,363	22,751	13,120	10,330	23,450
Property impairments	-	-	-	5,894	-	5,894
Land and other impairments	26,321	1,035	27,356	4,208	2,137	6,345
Net Operating Income (NOI)	$27,649	$27,164	$54,813	$51,092	$24,691	$75,783

Definition of: Net Operating Income (NOI)

NOI represents total revenues less total operating expenses, as reconciled to net income above. The Company considers NOI to be a meaningful non-GAAP financial measure for making decisions and assessing unlevered performance of its property types and markets, as it relates to total return on assets, as opposed to levered return on equity. As properties are considered for sale and acquisition based on NOI estimates and projections, the Company utilizes this measure to make investment decisions, as well as compare the performance of its assets to those of its peers. NOI should not be considered a substitute for net income, and the Company's use of NOI may not be comparable to similarly titled measures used by other companies. The Company calculates NOI before any allocations to noncontrolling interests, as those interests do not effect the overall performance of the individual assets being measured and assessed.

4Q 2019 46

47 4Q 2019 Company Information, Executive Officers & Analysts Company Information Corporate Headquarters Stock Exchange Listing Contact Information Mack-Cali Realty Corporation New York Stock Exchange Mack-Cali Realty Corporation Harborside 3, 210 Hudson St., Ste. 400 Investor Relations Department Jersey City, New Jersey 07311 Trading Symbol Harborside 3, 210 Hudson St., Ste. 400 (732) 590-1010 Common Shares: CLI Jersey City, New Jersey 07311 Deidre Crockett Phone: (732) 590-1025 E-Mail: dcrockett@mack-cali.com Web: www.mack-cali.com Executive Officers Michael J. DeMarco Marshall Tycher David Smetana Gary Wagner Chief Executive Officer Chairman, Roseland Residential Trust Chief Financial Officer General Counsel and Secretary Ricardo Cardoso Nicholas Hilton Deidre Crockett Giovanni M. DeBari EVP and Chief Investment Officer EVP, Leasing EVP and Chief Administrative Officer Chief Accounting Officer Equity Research Coverage Bank of America Merrill Lynch Citigroup Green Street Advisors SunTrust Robinson Humphrey, Inc. James C. Feldman Michael Bilerman Danny Ismail Michael R. Lewis Barclays Capital Deutsche Bank North America JP Morgan Ross L. Smotrich Derek Johnston Anthony Paolone BTIG, LLC Evercore ISI Stifel Nicolaus & Company, Inc. Thomas Catherwood Steve Sakwa John Guinee Analysts, Company Information and Executive Officers Any opinions, estimates, forecasts or predictions regarding Mack-Cali Realty Corporation's performance made by these analysts are theirs alone and do not represent opinions, estimates, forecasts or predictions of Mack-Cali Realty Corporation or its management. Mack-Cali does not by its reference above or distribution imply its endorsement of or concurrence with such opinions, estimates, forecasts or predictions. EVP and Chief Administrative Officer

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS The Company considers portions of this information, including the documents incorporated by reference, to be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of such act. Such forward-looking statements relate to, without limitation, our future economic performance, plans and objectives for future operations and projections of revenue and other financial items. Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan,” “potential,” “projected,” “should,” “expect,” “anticipate,” “estimate,” “target”, “continue” or comparable terminology. Forward-looking statements are inherently subject to certain risks, trends and uncertainties, many of which we cannot predict with accuracy and some of which we might not even anticipate. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, the Company can give no assurance that such expectations will be achieved. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements. Among the factors about which the Company has made assumptions are: -risks and uncertainties affecting the general economic climate and conditions, which in turn may have a negative effect on the fundamentals of the Company’s business and the financial condition of the Company’s tenants and residents; -the value of the Company’s real estate assets, which may limit the Company’s ability to dispose of assets at attractive prices or obtain or maintain debt financing secured by our properties or on an unsecured basis; -the extent of any tenant bankruptcies or of any early lease terminations; -The Company’s ability to lease or re-lease space at current or anticipated rents; -changes in the supply of and demand for the Company’s properties; -changes in interest rate levels and volatility in the securities markets; -The Company’s ability to complete construction and development activities on time and within budget, including without limitation obtaining regulatory permits and the availability and cost of materials, labor and equipment; -forward-looking financial and operational information, including information relating to future development projects, potential acquisitions or dispositions, leasing activities, capitalization rates and projected revenue and income; -changes in operating costs; -The Company’s ability to obtain adequate insurance, including coverage for terrorist acts; -The Company’s credit worthiness and the availability of financing on attractive terms or at all, which may adversely impact our ability to pursue acquisition and development opportunities and refinance existing debt and the Company’s future interest expense; -changes in governmental regulation, tax rates and similar matters; and -other risks associated with the development and acquisition of properties, including risks that the development may not be completed on schedule, that the tenants or residents will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated. For further information on factors which could impact us and the statements contained herein, see Item 1A: Risk Factors in MCRC’s Annual Report on Form 10-K for the Year ended December 31, 2019. We assume no obligation to update and supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise. This Supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Mack-Cali Reality Corporation (“MCRC”). Any offers to sell or solicitations of the MCRC shall be made by means of a prospectus. The information in this Supplemental Package must be read in conjunction with, and is modified in its entirety by, the Annual Report on Form 10-K (the “10-K”) filed by the MCRC for the same period with the Securities and Exchange Commission (the “SEC”) and all of the MCRC’s other public filings with the SEC (the “Public Filings”). In particular, the financial information contained herein is subject to and qualified by reference to the financial statements contained in the 10-K, the footnotes thereto and the limitations set forth therein. Investors may not rely on the Supplemental Package without reference to the 10-K and the Public Filings. Any investors’ receipt of, or access to, the information contained herein is subject to this qualification. 4Q 2019 48